                                  U.S. $140,000,000



                                  CREDIT AGREEMENT,



                             dated as of April 11, 1996,



                                        among




                          PRICE COSTCO NOVA SCOTIA COMPANY,

                                   as the Borrower,



                                         and

                       CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                   as the Lenders,



                                         and



                         CANADIAN IMPERIAL BANK OF COMMERCE,

                            as the Agent for the Lenders.

                                   CREDIT AGREEMENT


    THIS CREDIT AGREEMENT, dated as of April 11, 1996, among PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (the "BORROWER"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as agent (the "AGENT") for the Lenders,

                                 W I T N E S S E T H:

    WHEREAS, the Borrower is engaged in the business of providing financing for various Affiliates of Price/Costco, Inc.; and

    WHEREAS, the Borrower desires to obtain Commitments from the Lenders pursuant to which Loans, in a maximum aggregate principal amount not to exceed $140,000,000, will be made to the Borrower in a single Borrowing on or before April 11, 1996; and

    WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to extend such Commitments and make such Loans to the Borrower; and

    WHEREAS, the proceeds of such Loans will be used for general corporate purposes of the Borrower;

    NOW, THEREFORE, the parties hereto agree as follows:


                                      ARTICLE I

                           DEFINITIONS AND ACCOUNTING TERMS

    SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

    "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

         (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

         (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

    "AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to SECTION 9.4.

    "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

    "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

         (a) the rate of interest most recently established by CIBC at its Domestic Office as its reference rate for Dollar loans; and

         (b)  the Federal Funds Rate most recently determined by CIBC plus
    .50%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by CIBC in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate.
The Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

    "ASSIGNEE LENDER" is defined in SECTION 10.10.1.

    "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to SECTION 5.1.1.

    "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

    "BORROWER" is defined in the PREAMBLE.

    "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

    "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B hereto.

    "BUSINESS DAY" means

         (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

         (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

    "CAPITAL EXPENDITURES" means, for any period, the sum of

         (a) the aggregate amount of all expenditures of the Borrower for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

         (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

    "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of the Borrower under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

    "CASH EQUIVALENT INVESTMENT" means, at any time:
         (a) any evidence of the Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

         (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by Standard & Poor's Ratings Group or P-l by Moody's Investors Service, Inc., or

              (ii)  any Lender (or its holding company);

         (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

              (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

              (ii)  any Lender; or

         (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in CLAUSE (c)(i)) which

              (i) is secured by a fully perfected security interest in any obligation of the type described in any of CLAUSES (a) through (c); and

              (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

    "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

    "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

    "CHANGE IN CONTROL" means

        (a) the acquisition by any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of thirty percent (30%) or more of the outstanding shares of common stock of Price/Costco, Inc.; or

         (b) individuals who have become directors of Price/Costco, Inc. within any two (2) year period (other than by reelection to a successive term) constituting a majority of the board of directors of Price/Costco, Inc.; or

         (c) the failure of The Price Company to own, free and clear of all Liens or other encumbrances, at least 100% of the outstanding shares of voting stock of the Borrower on a fully diluted basis; or

         (d) the failure of Price/Costco, Inc. to own, free and clear of all Liens or other encumbrances, at least 100% of the outstanding shares of voting stock of The Price Company on a fully diluted basis.

    "CIBC" is defined in the PREAMBLE.

    "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

    "COMMITMENT" means, relative to any Lender, such Lender's obligation to make Loans pursuant to SECTION 2.1.1.

    "COMMITMENT AMOUNT" means, on any date, $140,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

    "COMMITMENT TERMINATION DATE" means the earliest of
         (a) April 11, 2001; and

         (b) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (a) or (b), the Commitments shall terminate automatically and without any further action.

    "COMMITMENT TERMINATION EVENT" means

         (a)  the occurrence of any Default described in CLAUSES (a) through
    (d) of SECTION 8.1.9 with respect to the Borrower; or

         (b) the occurrence and continuance of any other Event of Default and either

              (i) the declaration of the Loans to be due and payable pursuant to SECTION 8.3, or

              (ii) in the absence of such declaration, the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

    "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

    "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

    "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

    "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

    "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Agent and the Required Lenders.

    "DOLLAR" and the sign "$" mean lawful money of the United States.

    "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

    "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.7.

    "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

    "EVENT OF DEFAULT" is defined in SECTION 8.1.

    "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

         (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

         (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by CIBC from three federal funds brokers of recognized standing selected by it.

    "FEE LETTER" means that certain confidential letter dated March 11, 1996 among CIBC and Price/Costco, Inc.

    "FISCAL QUARTER" means any quarter of a Fiscal Year.

    "FISCAL YEAR" means any 52/53 week period ending on the Sunday nearest August 31st; references to a Fiscal Year with a number corresponding to any calendar year (E.G. the "1995 Fiscal Year") refer to the Fiscal Year ending on the Sunday nearest August 31st occurring during such calendar year.

    "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

    "GAAP" is defined in SECTION 1.4.

    "GUARANTORS" means Price/Costco, Inc.; Costco Wholesale Corporation; and The Price Company.

    "GUARANTEES" means the Guaranty Agreements executed and delivered pursuant to SECTION 5.1.3, substantially in the form of EXHIBIT H hereto, as amended, supplemented, restated or otherwise modified from time to time.

    "HAZARDOUS MATERIAL" means

         (a)  any "hazardous substance", as defined by CERCLA;

         (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

         (c)  any petroleum product; or

         (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

    "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

    "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

    "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

         (a)  which is of a "going concern" or similar nature;

         (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

         (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligation under any Loan Document.

    "INCLUDING" means including without limiting the generality of any description preceding such term.

    "INDEBTEDNESS" of any Person means, without duplication:

         (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

         (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

         (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

         (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

         (e)  net liabilities of such Person under all Hedging Obligations;

         (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

         (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

    "INDEMNIFIED LIABILITIES" is defined in SECTION 10.3.

    "INDEMNIFIED PARTIES" is defined in SECTION 10.3.

    "INTEREST PERIOD" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to SECTION 2.2 or 2.3; PROVIDED, HOWEVER, that

         (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

         (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

         (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

         (d)  no Interest Period may end later than the Stated Maturity Date.

    "INVESTMENT" means, relative to any Person,

         (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

         (b)  any Contingent Liability of such Person; and

         (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

    "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement substantially in the form of EXHIBIT D hereto.

    "LENDERS" is defined in the PREAMBLE.

    "LIBO RATE" is defined in SECTION 3.2.1.

    "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

    "LIBO RATE (RESERVE ADJUSTED)" is defined in SECTION 3.2.1.

    "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

    "LIBOR RESERVE PERCENTAGE" is defined in SECTION 3.2.1.

    "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

    "LOAN" is defined in SECTION 2.1.1.

    "LOAN DOCUMENT" means this Agreement, the Notes, the Guarantees and each other relevant agreement, document or instrument delivered in connection with this Agreement and the other Loan Documents.

    "MARGIN" means, in the case of a LIBO Rate Loan, a per annum interest rate determined in accordance with the following table:

    Price/Costco, Inc.'s
    Credit Rating       Margin (Per Annum)
    -------------       ------------------

    Level 1             18.5 basis points (.001850)
    Level 2             20.0 basis points (.002000)
    Level 3             22.5 basis points (.002250)
    Level 4             25.0 basis points (.002500)
    Level 5             30.0 basis points (.003000)

    "NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

    "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document.

    "OBLIGOR" means the Borrower or any other Person (other than the Agent or any Lender) obligated under any Loan Document.

    "ORGANIC DOCUMENT" means, relative to any Obligor, as applicable, its certificate of incorporation, its articles of incorporation, its by-laws, its memorandum of association, articles of association and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

    "PARTICIPANT" is defined in SECTION 10.10.

    "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

    "PENSION PLAN" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

    "PERCENTAGE" means, relative to any Lender, the percentage set forth opposite its signature hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.10.

    "PERSON" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

    "PLAN" means any Pension Plan or Welfare Plan.

    "PRICE/COSTCO, INC.'S CREDIT RATING" means a level of credit determined in accordance with the following standards: Price/Costco, Inc.'s Credit Rating shall be "Level 1" if Price/Costco, Inc. has either (a) an S&P Rating of A or better or (b) a Moody's Rating of A2 or better. Price/Costco, Inc.'s Credit Rating shall be "Level 2" if Price/Costco, Inc. does not meet the standards for a "Level 1" rating set forth above and has either (a) an S&P Rating of A- or better or (b) a Moody's Rating of A3 or better. Price/Costco, Inc.'s Credit Rating shall be "Level 3" if Price/Costco, Inc. does not meet the standards for a "Level 1" or "Level 2" rating set forth above and has either (a) an S&P Rating of BBB+ or better or (b) a Moody's Rating of Baa1 or better. Price/Costco, Inc.'s Credit Rating shall be "Level 4" if Price/Costco, Inc. does not meet the standards for a "Level 1", "Level 2" or "Level 3" rating set forth above and has either (a) an S&P Rating of BBB or better or (b) a Moody's Rating of Baa2 or better. If Price/Costco, Inc. does not meet the standards for "Level 1", "Level 2", "Level 3" or "Level 4" set forth above or fails to maintain either an S&P Rating or a Moody's Rating, then Price/Costco, Inc.'s Credit Rating shall be "Level 5". If a difference of more than one rating level exists, the rating which falls between the two shall apply. As used herein, "S&P Rating" means the implied senior unsecured debt rating given from time to time to Costco Wholesale Corporation and The Price Company (collectively, the "Rated Guarantors") by Standard & Poor's Ratings Group ("S&P"). In the event that S&P does not expressly publish an implied senior unsecured debt rating for Price/Costco, Inc., the "S&P Rating" shall be deemed to be that rating which is one level higher than (i) the level of the S&P subordinated debt ratings of the Rated Guarantors if the Rated Guarantors have the same rating or (ii) in the event that the Rated Guarantors have different subordinated debt ratings, the level of the lower of such ratings. As used herein, "Moody's Rating" means the senior unsecured debt rating given from time to time to Price/Costco, Inc. by Moody's Investor Service, Inc ("Moody's"). In the event that Moody's does not expressly publish an implied senior unsecured debt rating for Price/Costco, Inc., then "Moody's Rating" shall be deemed to be that rating which is one level higher than (i) the level of the Moody's subordinated debt ratings of the Rated Guarantors if the Rated Guarantors have the same rating or (ii) in the event that the Rated Guarantors have different subordinated debt ratings, the level of the lower of such ratings. For example, if there is no implied senior unsecured debt rating for Price/Costco, Inc. from S&P and if the Rated Guarantors each have an S&P subordinated debt rating of BBB, then the S&P rating would be BBB+. As a further example, if there is no implied senior unsecured debt rating for Price/Costco, Inc. from Moody's and if one Rated Guarantor has a Moody's subordinated debt rating of Baa1 and one Rated Guarantor has a Moody's subordinated debt rating of Baa2, then the Moody's Rating would be Baa1. The Lenders acknowledge that as of the date of this Agreement, Price/Costco's Credit Rating is at Level 2.

Changes in Price/Costco, Inc.'s Credit Rating shall take effect (i) in the case of Margin, at the beginning of the following

Interest Period, and (ii) in the case of facility fee rate, as of the date of public announcement by either S&P or Moody's.

    "QUARTERLY PAYMENT DATE" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

    "RELEASE" means a "release", as such term is defined in CERCLA.

    "REQUIRED LENDERS" means, at any time, any Lenders holding at least 60% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, any Lenders having at least 60% of the Commitments.

    "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, ET SEQ., as in effect from time to time.

    "STATED MATURITY DATE" means April 11, 2001.

    "SUBORDINATED DEBT" means all unsecured Indebtedness of the Borrower for money borrowed which is subordinated, upon terms satisfactory to the Agent and the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

    "SUBSIDIARY" means, with respect to any Person, (i) any corporation, partnership, limited liability company or other business entity of which more than 50% of the total voting power (irrespective of whether at the time any other class or classes of voting interests shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person and (ii) any general partnership in which such Person is a general partner.

    "TAXES" is defined in SECTION 4.6.

    "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

    "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

    "WELFARE PLAN" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

    SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which
                                         -14-
meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request,
Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

    SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

    SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in SECTION 6.5.


                                      ARTICLE II

                     COMMITMENTS, BORROWING PROCEDURES AND NOTES

    SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement (including ARTICLE V), each Lender severally agrees to make Loans pursuant to the Commitments described in this SECTION 2.1.

    SECTION 2.1.1. COMMITMENT OF EACH LENDER. On a single Business Day occurring prior to April 11, 1996, each Lender will make Loans (relative to such Lender, and of any type, its "LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing requested by the Borrower to be made on such day. The commitment of each Lender described in this SECTION
2.1.1 is herein referred to as its "COMMITMENT". There shall be only one Borrowing of Loans under this Agreement. No amounts paid or prepaid with respect to any Loans may be reborrowed.

    SECTION 2.1.2. LENDERS NOT PERMITTED OR REQUIRED TO MAKE LOANS. No Lender shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate original principal amount of all Loans

         (a) of all Lenders would exceed the Commitment Amount, or

         (b) of such Lender would exceed such Lender's Percentage of the Commitment Amount.

    SECTION 2.2. BORROWING PROCEDURE. By delivering a Borrowing Request to the Agent on or before 12:00, noon, New York time, on a Business Day prior to April 11, 1996, the Borrower may irrevocably request that a Borrowing of Base Rate Loans be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000. By delivering a Borrowing Request to the Agent on or before 10:30 a.m., New York time, on a Business Day prior to April 9, 1996, the Borrower may irrevocably request, on not less than three Business Days' notice, that a Borrowing of LIBO Rate Loans be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000. On the terms and subject to the conditions of this Agreement, the Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 1:00 p.m., New York time, in the case of Base Rate Loans, or 11:30 a.m., New York time, in the case of LIBO Rate Loans, on such Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

    SECTION 2.3. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Agent on or before 10:30 a.m., New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/ Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a LIBO Rate Loan having an Interest Period of one month, unless such LIBO Rate Loan at such time has an Interest Period of one month due to a prior automatic conversion, in which case such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (i) each such conversion or continuation shall be prorated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

    SECTION 2.4. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its branches or Affiliates (or an international banking facility created by such Lender) which is subject to the tax laws of the United States (and which would not cause the representation of such Lender in the last paragraph of
Section 4.6 to be incorrect) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTIONS 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing, as the case may be, Dollar certificates of deposit in the U.S. or Dollar deposits in its LIBOR Office's interbank eurodollar market.

    SECTION 2.5. NOTES. Each Lender's Loans under its Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be presumed correct; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.


                                     ARTICLE III

                      REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

    SECTION 3.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

         (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; PROVIDED, HOWEVER, that

              (i) any such prepayment shall be made PRO RATA among Loans of the same type and, if applicable, having the same Interest Period of all Lenders;

              (ii) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

              (iii) all such voluntary prepayments shall require at least three but no more than five Business Days' prior written notice to the Agent;

              (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000; and

       (b) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to SECTION 8.2 or SECTION 8.3, repay all Loans, unless, pursuant to SECTION 8.3, only a portion of all Loans is so accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4.

    SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

    SECTION 3.2.1. RATES. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

         (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect; and

         (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the LIBO Rate (Reserve adjusted) for such Interest Period plus the Margin.

    The "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

       LIBO Rate           =              LIBO RATE
                                -------------------------------
    (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage


    The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from CIBC, two Business Days before the first day of such Interest Period.

    "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to CIBC's LIBOR Office in the eurodollar interbank market as at or about 10:00 a.m. New York time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of CIBC's LIBO Rate Loan and for a period approximately equal to such Interest Period.

    "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

    All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

    SECTION 3.2.2. POST-MATURITY RATES. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 2%.

    SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

         (a) on the Stated Maturity Date therefor;

         (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

         (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

         (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period);

         (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (c), on the date of such conversion; and

         (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

    SECTION 3.3. FACILITY FEES. The Borrower agrees to pay to the Agent for the account of each Lender, for the period commencing on the Effective Date and continuing through the final Commitment Termination Date, a facility fee equal to the Facility Fee Rate on such Lender's Percentage of the Loans. Such facility fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Commitment Termination Date. As used herein the "Facility Fee Rate" shall be determined in accordance with the following table:

    Price/Costco, Inc.'s
    Credit Rating       Facility Fee Rate (Per Annum)
    -------------       -----------------------------

    Level 1             9.0 basis points  (.000900)
    Level 2             10.0 basis points (.001000)
    Level 3             10.0 basis points (.001000)

    Level 4             12.5 basis points (.001250)
    Level 5             17.5 basis points (.001750)



                                      ARTICLE IV

                        CERTAIN LIBO RATE AND OTHER PROVISIONS

    SECTION 4.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

    SECTION 4.2. DEPOSITS UNAVAILABLE. If the Agent shall have determined that

         (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to CIBC in its relevant market; or

         (b) by reason of circumstances affecting CIBC's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans,

then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.2 and SECTION 2.3 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

    SECTION 4.3. INCREASED LIBO RATE LOAN COSTS, ETC. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall be presumed correct.

    SECTION 4.4. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

         (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise;

         (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

         (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall be presumed correct.

    SECTION 4.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such

Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be presumed correct. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

    SECTION 4.6. TAXES. All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's overall net income or gross receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

         (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

         (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

         (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Without limitation of the foregoing, if any taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, including franchise taxes and taxes imposed on or measured by any Lender's overall net income or gross receipts (other than a change in the rate of tax based solely on the overall net or gross income of such Lender) ("Further Taxes") are directly or indirectly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender under Section 4.6(a) or (c) or this sentence, the Agent or such Lender may pay such Further Taxes and the Borrower will promptly pay to the Agent or such Lender, at the time interest is paid, such additional amounts (including any penalties, interest or expenses) that the respective Lender or Agent specifies as necessary to preserve the after-tax yield that the Agent or

Lender would have received if such Taxes or Further Taxes had not been imposed.

    If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this SECTION 4.6, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

    Each Lender represents and warrants that it is subject to the tax laws of the United States, including but not limited to the fact that the interest income derived from this Agreement is effectively connected with its United States trade or business. Each Lender agrees to provide internal revenue service forms reasonably requested by the Borrower in connection with the foregoing. The Borrower will not be obligated to pay any amounts pursuant to this Section 4.6 (and no Guarantor will be obligated to pay any amounts pursuant to any corresponding provision in any Guarantee) to the extent such amounts are incurred as a result of the representation contained in the first sentence of this paragraph not being true and correct at any time during the term of this Agreement.

    SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (c) of the definition of the term "INTEREST PERIOD" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

    SECTION 4.8. SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of SECTIONS 4.3, 4.4 and 4.5) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

         (a) the amount of such selling Lender's required repayment to the purchasing Lender

TO

         (b)  the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

    SECTION 4.9. SETOFF. Each Lender shall, upon the occurrence of any Default described in CLAUSES (a) through (d) of SECTION 8.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such

Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of
SECTION 4.8. Each Lender agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

    SECTION 4.10. USE OF PROCEEDS. The Borrower shall apply the proceeds of each Borrowing in accordance with the FOURTH RECITAL; without limiting the foregoing, no proceeds of any Loan will be used to acquire or carry any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.


                                      ARTICLE V

                               CONDITIONS TO BORROWING

    SECTION 5.1. CONDITIONS TO BORROWING. The obligations of the Lenders to fund the Borrowing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1.

    SECTION 5.1.1. RESOLUTIONS, ETC. The Agent shall have received from each Obligor a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

         (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

         (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

    SECTION 5.1.2. DELIVERY OF NOTES. The Agent shall have received, for the account of each Lender, its Note duly executed and delivered by the Borrower.

    SECTION 5.1.3. GUARANTEES. The Agent shall have received the Guarantees, dated the date hereof, duly executed by each of the Guarantors.

    SECTION 5.1.4. OPINIONS OF COUNSEL. The Agent shall have received opinions, dated the date of the initial Borrowing and addressed to the Agent and all Lenders, from

         (a) Foster, Pepper & Shefelman, counsel to the Obligors, substantially in the form of EXHIBIT E hereto;

         (b) Stewart McKelvey Stirling Scales, special Canadian counsel to the Obligors, substantially in the form of EXHIBIT F hereto;

         (c) Osler Hoskin & Harcourt, special Canadian tax counsel to the Obligors, substantially in the form of EXHIBIT G hereto.

    SECTION 5.1.5. CLOSING FEES, EXPENSES, ETC. The Agent shall have received for its own account all fees, costs and expenses due and payable pursuant to SECTIONS 19 and 20 of The Price Company Guaranty Agreement dated concurrently herewith, if then invoiced.

    SECTION 5.1.6. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to the Borrowing, the following statements shall be true and correct

         (a) the representations and warranties set forth in ARTICLE VI (excluding, however, those contained in SECTION 6.7) shall be true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date);

         (b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to SECTION 6.7

              (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower which might materially adversely affect the Borrower's business, operations, assets, revenues, properties or prospects or which purports to affect the legality,
                                         -27-
         validity or enforceability of this Agreement, the Notes or any other Loan Document; and

              (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to SECTION 6.7 which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower; and

         (c) no Default shall have then occurred and be continuing, and neither the Borrower nor any other Obligor is in material violation of any law or governmental regulation or court order or decree.

    SECTION 5.1.7. BORROWING REQUEST. The Agent shall have received a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in
SECTION 5.1.6 are true and correct.

    SECTION 5.1.8. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any other Obligors shall be satisfactory in form and substance to the Agent and its counsel.


                                      ARTICLE VI

                            REPRESENTATIONS AND WARRANTIES

    In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agent and each Lender as set forth in this ARTICLE VI.

    SECTION 6.1. ORGANIZATION, ETC. The Borrower is an entity validly organized and existing and in good standing under the laws of the jurisdiction of its formation, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

    SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

         (a) contravene the Borrower's or any such Obligor's Organic Documents;

         (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor; or

         (c) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties.

    SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

    SECTION 6.4. VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms.

    SECTION 6.5. FINANCIAL INFORMATION. The balance sheet of the Borrower as at the Effective Date, a copy of which has been furnished to the Agent and each Lender, has been prepared in accordance with GAAP consistently applied, and presents fairly the financial condition of the Borrower as at the date thereof.

    SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since the date of the financial statements described in SECTION 6.5, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower.

    SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower, or any of its respective properties, businesses, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Borrower or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule.

    SECTION 6.8.  SUBSIDIARIES.  The Borrower has no Subsidiaries.

    SECTION 6.9. OWNERSHIP OF PROPERTIES. The Borrower owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to SECTION 7.2.3.

    SECTION 6.10. TAXES. The Borrower has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

    SECTION 6.11. ENVIRONMENTAL WARRANTIES. Except as set forth in ITEM 6.11 ("Environmental Matters") of the Disclosure Schedule:

         (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower have been, and continue to be, owned or leased by the Borrower in material compliance with all Environmental Laws;

         (b)  there have been no past, and there are no pending or threatened

              (i) claims, complaints, notices or requests for information received by the Borrower with respect to any alleged violation of any Environmental Law, or

              (ii) complaints, notices or inquiries to the Borrower regarding potential liability under any Environmental Law;

         (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower;

         (d) the Borrower has been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

         (e) no property now or previously owned or leased by the Borrower is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

         (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower;

         (g) the Borrower has not directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

         (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower; and

         (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

    SECTION 6.12. REGULATIONS G, U AND X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

    SECTION 6.13. ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.


                                     ARTICLE VII

                                      COVENANTS

    SECTION 7.1. AFFIRMATIVE COVENANTS. The Borrower agrees with the Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 7.1.

    SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

         (a) as soon as possible and in any event within three days after the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto; and

         (b) as soon as possible and in any event within three days after
    (x) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in SECTION
    6.7 or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in SECTION 6.7, notice thereof and copies of all documentation relating thereto.

    SECTION 7.1.2. COMPLIANCE WITH LAWS, ETC. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

         (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation in each jurisdiction necessary to make the representation set forth in Section 6.1 true and correct; and

         (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

    SECTION 7.1.3. BOOKS AND RECORDS. The Borrower will keep reasonable books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records, other than any such information reasonably believed by the Borrower to be confidential. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Agent's or any Lender's exercise of its rights pursuant to this Section.

    SECTION 7.2. NEGATIVE COVENANTS. The Borrower agrees with the Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 7.2.

    SECTION 7.2.1. BUSINESS ACTIVITIES. The Borrower will not engage in any business activity, except those described in the

FIRST RECITAL and such activities as may be incidental or related thereto.

    SECTION 7.2.2. INDEBTEDNESS. The Borrower will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than (i) Indebtedness in respect of the Loans and other Obligations and (ii) Indebtedness to Affiliates.

    SECTION 7.2.3. LIENS. The Borrower will not create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

         (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

         (b) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

         (c) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; and

         (d) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies.

    SECTION 7.2.4. INVESTMENTS. The Borrower will not make, incur, assume or suffer to exist any Investment in any other Person, except:

         (a) Cash Equivalent Investments; PROVIDED, HOWEVER, that any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

         (b) Investments by the Borrower in any Affiliate of Price/Costco, Inc.
    (i) by way of loans or advances maturing on or prior to the Stated Maturity Date or (ii) by way of equity investments.

    SECTION 7.2.5. RESTRICTED PAYMENTS, ETC. On and at all times after the Effective Date:

         (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower; and

         (b) the Borrower will not make any deposit for any of the foregoing purposes.

    SECTION 7.2.6. CAPITAL EXPENDITURES, ETC. The Borrower will not make or commit to make any Capital Expenditures.

    SECTION 7.2.7. CONSOLIDATION, MERGER, ETC. The Borrower will not liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof).

    SECTION 7.2.8. ASSET DISPOSITIONS, ETC. Except as permitted by Section 7.2.4, the Borrower will not sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets to any Person.

    SECTION 7.2.9.  NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC.  The
Borrower will not enter into any agreement (excluding this Agreement or any other Loan Document) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document.

    SECTION 7.2.10. CREATION OF SUBSIDIARIES. The Borrower will not create any new Subsidiary.


                                     ARTICLE VIII

                                  EVENTS OF DEFAULT

    SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT".

    SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or the Borrower or any Obligor shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any facility fee or of any other Obligation.

    SECTION 8.1.2. BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made in any material respect.

    SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTION 7.2 (other than SECTION 7.2.3) or SECTION 7.1.1(A).

    SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Agent or any Lender.

    SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness for borrowed money (other than Indebtedness described in SECTION 8.1.1) of the Borrower or any other Obligor, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

    SECTION 8.1.6. JUDGMENTS. Any judgment or order for the payment of money in excess of $30,000,000 shall be rendered against the Borrower or any other Obligor and either

         (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

         (b) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

    SECTION 8.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

         (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $500,000; or

         (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

    SECTION 8.1.8.  CHANGE IN CONTROL.  Any Change in Control shall occur.

    SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any other Obligor shall

         (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;


         (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

         (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower and each other Obligor hereby expressly authorizes the Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

         (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower and each other Obligor hereby expressly authorizes the Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

         (e) take any corporate action authorizing, or in furtherance of, any of the foregoing, other than those resolutions dated March 28, 1996, copies of which have been furnished to the Agent and the Lenders.

    SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability.

    SECTION 8.2. ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur with respect to the Borrower or any other Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

    SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (d) of SECTION
8.1.9 with respect to the Borrower or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.


                                      ARTICLE IX

                                      THE AGENT

    SECTION 9.1. ACTIONS. Each Lender hereby appoints CIBC as its Agent under and for purposes of this Agreement, the Notes and each other Loan Document.
Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, PRO RATA according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

    SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the Federal Funds Rate.

    SECTION 9.3. EXCULPATION. Neither the Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

    SECTION 9.4. SUCCESSOR. The Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

         (a) this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and

         (b) SECTION 20 of The Price Company Guaranty Agreement dated concurrently herewith and SECTION 10.4 shall continue to inure to its benefit.

    SECTION 9.5. LOANS BY CIBC. CIBC shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent. CIBC and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or Affiliate of the Borrower as if CIBC were not the Agent hereunder.

    SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

    SECTION 9.7. COPIES, ETC. The Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

                                      ARTICLE X


                               MISCELLANEOUS PROVISIONS

    SECTION 10.1. WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver which would:

         (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

         (b) modify this SECTION 10.1, change the definition of "REQUIRED LENDERS", terminate any Guarantees, increase the Commitment Amount or the Percentage of any Lender, reduce any fees described in ARTICLE III, or extend the Commitment Termination Date shall be made without the consent of each Lender;

         (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or

         (d) affect adversely the interests, rights or obligations of the Agent QUA the Agent shall be made without consent of the Agent.

No failure or delay on the part of the Agent, any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

    SECTION 10.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

    SECTION 10.3. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

         (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

         (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE V not to fund the Borrowing);

         (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower of all or any portion of the stock or assets of any Person, whether or not the Agent or such Lender is party thereto;

         (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower of any Hazardous Material; or

         (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party (i) by reason of the relevant Indemnified Party's gross negligence or wilful misconduct or (ii) solely in connection with disputes by and among the Agent and the Lenders (or any assignees or participants thereof) or among the Lenders (or any assignees or participants thereof). If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

    SECTION 10.4. SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, and 10.4, the obligations of The Price Company under Section 20 of The Price Company Guaranty Agreement dated concurrently herewith, and the obligations of the Lenders under SECTION 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

    SECTION 10.5. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

    SECTION 10.6. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

    SECTION 10.7. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

    SECTION 10.8. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents (including the Fee Letter) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

    SECTION 10.9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

         (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

         (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.10.

Notwithstanding the foregoing, the Borrower may assign its rights and obligations hereunder to The Price Company, provided that the Guarantees remain in full force and effect and the Agent and the Lenders receive reaffirmations to such effect and such other documents as they may reasonably require in connection with any such assignment.

    SECTION 10.10. SALE AND TRANSFER OF LOANS AND NOTE; PARTICIPATIONS IN LOANS AND NOTE. Each Lender may assign, or sell participations in, its Loans and Commitment to one or more other Persons in accordance with this SECTION 10.10.

     SECTION 10.10.1.  ASSIGNMENTS.  Any Lender,

         (a) with the written consents of the Borrower and the Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial

                                         -45
    institutions which are subject to the tax laws of the United States, including but not limited to the fact that the interest income derived from this Agreement shall be effectively connected with such assignee's United States trade or business; and

         (b) with notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender which is subject to the tax laws of the United States, including but not limited to the fact that the interest income derived from this Agreement shall be effectively connected with such assignee's United States trade or business

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount of $5,000,000; PROVIDED, HOWEVER, that, the Borrower, each other Obligor and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

         (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender;

         (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agent a Lender Assignment Agreement, accepted by the Agent; and

         (e) the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Lender Assignment Agreement,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan

Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitment and, if the assignor Lender has retained Loans and its Commitment hereunder, a replacement
Note in the principal amount of the Loans and Commitment retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $3,000. Any attempted assignment and delegation not made in accordance with this SECTION 10.10.1 shall be null and void. Nothing in this
SECTION 10.10.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans) under this Agreement and/or its Loans and/or its Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

    SECTION 10.10.2. PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons which are subject to the tax laws of the United States, including but not limited to the fact that the interest income derived from this Agreement shall be effectively connected with such Person's United States trade or business (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitment, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

         (a) no participation contemplated in this SECTION 10.10 shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document;

         (b) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations;

         (c) the Borrower and each other Obligor and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

         (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in CLAUSE (b) or (c) of SECTION 10.1; and

         (e) the Borrower shall not be required to pay any amount under SECTION
    4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, and 10.4, shall be considered a Lender.

    SECTION 10.11. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

    SECTION 10.12.  FORUM SELECTION AND CONSENT TO JURISDICTION.  ANY
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS

(WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

    SECTION 10.13. WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  PRICE COSTCO NOVA SCOTIA COMPANY


                                  By _____________________________________
                                  Title:

                                  Address:  ______________________________
                                            ______________________________

                                  Facsimile No.: _________________________

                                  Attention: _____________________________
                                             _____________________________



                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as the Agent


                                  By _____________________________________
                                   Title:

                                  Address:  425 Lexington Avenue
                                            New York, New York  10017

                                  Facsimile No.:  (212) 856-3799

                                  Attention:  Syndications Department

         PERCENTAGE                              LENDERS

                                            CIBC INC.
   28.5715% ($40,000,000.00)


                                            By _____________________________
                                            Title:

                                            Notice Address:

                                            425 Lexington Avenue
                                            New York, New York 10017
                                            Attention: Syndications Department

                                            Facsimile No.:  (212) 856-3799

                                            with a copy to:

                                            CIBC Inc.
                                            350 South Grand Avenue, 26th Floor
                                            Los Angeles, California 90071
                                            Attention:  Mr. Ray Mendoza

                                            Facsimile No.:  (213) 346-0157

                                            Domestic
                                            Office:   425 Lexington Avenue
                                                      New York, New York 10017

                                            Facsimile No.:  (212) 856-3799


                                            Attention: _____________________
                                            ________________________________

                                            LIBOR
                                            Office:  425 Lexington Avenue
                                                     New York, New York 10017


                                            Facsimile No.:  (212) 856-3799

                                            Attention: ______________________
                                            _________________________________

   11.9050% (16,667,000.00)  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION


                                            By ______________________________
                                              Title:

                                            Notice Address:

                                            Credit Products #3838
                                            555 California Street, 41st Floor
                                            San Francisco, CA  94104
                                            Attention: Maria Vickroy-Peralta

                                            Facsimile No.:  (415) 622-4585

                                            Domestic
                                            Office:  Bank of America NT&SA
                                                     1850 Gateway Blvd.
                                                     4th Floor
                                                     Concord, CA  94520

                                            Facsimile No.:  (510) 603-7242

                                            Attention:  Jill Wilson
                                                        Account Administrator


                                            LIBOR
                                            Office:  Bank of America NT&SA
                                                     1850 Gateway Blvd.
                                                     4th Floor
                                                     Concord, CA 94520

                                            Facsimile No.: (510) 603-7242

                                            Attention:  Jill Wilson
                                                        Account Administrator

   23.8095% ($33,333,333.33)                MORGAN GUARANTY TRUST COMPANY OF
                                            NEW YORK


                                            By ______________________________
                                              Title:

                                            Notice Address:

                                            22/60 Wall Street
                                            New York, NY  10260-0060
                                            Attention: Robert Osieski

                                            Facsimile No.:  (212) 648-5014

                                            Domestic
                                            Office:  J.P. Morgan Services Inc.
                                                     500 Stanton Christiana
                                                     Road
                                                     Newark, DE  19713 2107

                                            Facsimile No.:  (302) 634-1092

                                            Attention:  Loan Department


                                            LIBOR
                                            Office:  J.P. Morgan Services Inc.
                                                     Euro-Loan Servicing Unit
                                                     500 Stanton Christiana
                                                     Road
                                                     Newark, DE  19713 2107

                                            Facsimile No.:  (302) 634-1092

   11.9045% ($16,666,333.34)                BANK OF AMERICA NW, N.A.
                                            doing business as SeaFirst Bank

                                            By _____________________________
                                              Title:

                                            Notice Address:

                                            SeaFirst Bank
                                            N.W. National Division
                                            701 5th Ave., Floor 12
                                            Seattle, WA  98104
                                            Attention: Hendrikus T. Knottnerus

                                            Facsimile No.:  (206) 358-3113

                                            Domestic
                                            Office:  Bank of America NW, N.A.
                                                     d/b/a SeaFirst Bank
                                                     Northwest National Div.
                                                     701 Fifth Avenue,
                                                     Floor 12
                                                     Seatlle, WA  98104

                                            Facsimile No.:  (206) 358-3113

                                            Attention:  Alice Kraus Stakke
                                                        Operations Officer

                                            LIBOR
                                            Office:  Bank of America NW, N.A.
                                                     d/b/a SeaFirst Bank
                                                     Northwest National Div.
                                                     701 Fifth Avenue,
                                                     Floor 12
                                                     Seatlle, WA  98104

                                            Facsimile No.:  (206) 358-3113

                                            Attention:  Alice Kraus Stakke
                                                        Operations Officer

   23.8095% ($33,333,333.33)                NATIONSBANK OF TEXAS, N.A.


                                            By ______________________________
                                              Title:

                                            Domestic
                                            Office: _________________________
                                                    _________________________


                                            Facsimile No.: ___________________

                                            Attention: _______________________


                                            LIBOR
                                            Office:___________________________


                                            Facsimile No.:____________________

                                            Attention:  ______________________


   ----
   100%
   ----

                                                                SCHEDULE I



                                 DISCLOSURE SCHEDULE


ITEM 6.7  LITIGATION.

          DESCRIPTION OF PROCEEDING              ACTION OR CLAIM SOUGHT

         NONE.

ITEM 6.11  ENVIRONMENTAL MATTERS.

         NONE.

                                                                       EXHIBIT A


                                         NOTE


$________________________                             _______________, 19_____


    FOR VALUE RECEIVED, the undersigned, PRICE COSTCO NOVA SCOTIA COMPANY, a Canadian unlimited liability company (the "BORROWER"), promises to pay to the order of _______________________ (the "LENDER") the principal sum of _____________________DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of April___, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, CANADIAN IMPERIAL BANK OF COMMERCE, as Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Note) due and payable on April 11, 2001.

    The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

    Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

    This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made (i) for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable, and (ii) for restrictions relating to the transfer or assignment of this Note. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    THIS NOTE SHALL BE DEEMED TO BE MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                             PRICE COSTCO NOVA SCOTIA COMPANY


                             By: ________________________________
                                Title:



                          LOANS AND PRINCIPAL PAYMENTS
- - - --------------------------------------------------------------------------------------------------
         Amount of Loan                          Amount of      Unpaid Principal
              Made                          Principal Repaid         Balance
         --------------
- - - -------------------------------------           Nota-
                              Interest                                                       tion
         Base      LIBO      Period (if     Base      LIBO      Base      LIBO               Made
Date     Rate      Rate      applicable     Rate      Rate      Rate      Rate     Total      By
- - - ----------------------------------------------------------------------------------------------------
- - - ----------------------------------------------------------------------------------------------------
- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------


- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------


- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------


- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------


- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------


- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------


- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------

- - - ----------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B


                                  BORROWING REQUEST


[Name of Agent]
[Address]

Attention:  [Name]
            [Title]

                           PRICE COSTCO NOVA SCOTIA COMPANY


Gentlemen and Ladies:

    This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of April __, 1996 (together with all amendments, if any, from time to time made thereto, the "CREDIT AGREEMENT"), among PRICE COSTCO
NOVA SCOTIA COMPANY,    a Canadian unlimited liability company (the
"BORROWER"), certain financial institutions and CANADIAN IMPERIAL BANK OF COMMERCE (the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

    The Borrower hereby requests that a Loan be made in the aggregate principal amount of $ ___________ on _________, 19 ___ as a [LIBO Rate Loan having an Interest Period of _______ months] [Base Rate Loan].

    The Borrower hereby acknowledges that, pursuant to SECTION 5.1.7 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in SECTION 5.1.6 are true and correct in all material respects.

    The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

    Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:


               Person to be Paid
Amount to be  ------------------------      Name, Address, Etc.
Transferred   Name      Account No.         of Transferee Lender
- - - ------------  ------------------------      ---------------------------

$__________   ___________  ____________     ____________________________
                                            ____________________________
                                            Attention:__________________
$__________   ___________  ____________     ____________________________
                                            ____________________________
                                            Attention:__________________



Balance of    The Borrower ____________     ____________________________
such proceeds                               ____________________________
                                            Attention:__________________



    The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ____ day of __________, 19___.

                                  PRICE COSTCO NOVA SCOTIA COMPANY



                                  By: __________________________________
                                      Title:

                                                                       EXHIBIT C


                            CONTINUATION/CONVERSION NOTICE


[Name of Agent]
[Address]

Attention:  [Name]
            [Title]

                           PRICE COSTCO NOVA SCOTIA COMPANY


Gentlemen and Ladies:

    This Continuation/Conversion Notice is delivered to you pursuant to Section
2.3 of the Credit Agreement, dated as of April __, 1996 (together with all amendments, if any, from time to time made thereto, the "CREDIT AGREEMENT"), among PRICE COSTCO NOVA SCOTIA COMPANY, a Canadian unlimited liability company (the "BORROWER"), certain financial institutions and CANADIAN IMPERIAL BANK OF COMMERCE (the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

    The Borrower hereby requests that on __________________ , 19_____,

         (1) $ ______________ of the presently outstanding principal amount of the Loans originally made on______________ , 19___ [and $_________ of the presently outstanding principal amount of the Loans originally made on __________, 19 ____],

         (2) and all presently being maintained as *[Base Rate Loans] [LIBO Rate Loans],

         (3)  be [converted into] [continued as],

         (4) ** [LIBO Rate Loans having an Interest Period of ________ months] [Base Rate Loans].

________________________________
*   Select appropriate interest rate option.

**  Insert appropriate interest rate option.

The Borrower hereby:

         (a) certifies and warrants that no Default has occurred and is continuing; and

         (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

    The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ____ day of ______________, 19____.


                   PRICE COSTCO NOVA SCOTIA COMPANY


                   By: ______________________________
                       Title:

                                                                       EXHIBIT D


                             LENDER ASSIGNMENT AGREEMENT

                         ASSIGNMENT AND ASSUMPTION AGREEMENT

    This Assignment and Assumption Agreement is made and entered into as of ___________ by and between ____________ (the "Assignor") and ____________ (the
"Assignee").


                                   R E C I T A L S

    A. The Assignor, certain other lenders (together with any prior assignees, the "Lenders"), and Canadian Imperial Bank of Commerce (the "Agent") are parties to that certain Credit Agreement dated as of April 11, 1996 (the "Credit Agreement") with Price Costco Nova Scotia Company, a Nova Scotia unlimited company (the "Borrower"). Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower under the Commitment in an aggregate principal amount of $140,000,000. The amount of the Assignor's Commitment is specified in Item 1 of Schedule 1 hereto. The outstanding principal amount of the Assignor's Loans made to the Borrower pursuant to the Assignor's Commitment is specified in Item 2 of Schedule 1 hereto. All capitalized terms not otherwise defined herein are used herein as defined in the Credit Agreement.

    B. The Assignor wishes to sell and assign to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, (i) the portion of the Assignor's Commitment specified in Item 3 of Schedule I hereto which is equivalent to the percentage specified in Item 4 of Schedule 1 of the Commitment (the "Assigned Commitments"), and (ii) the portion of the Assignor's Loans specified in Item 5 of Schedule 1 hereto (the "Assigned Loans").

    The parties agree as follows:

    1. ASSIGNMENT. Subject to the terms and conditions set forth herein and in the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee purchases and assumes from the Assignor, on the date set forth above (the "Assignment Date") (a) all right, title and interest of the Assignor to the Assigned Loans and (b) all obligations of the Assignor under the Credit Agreement with respect to the Assigned Commitments. As full consideration for the sale of the Assigned Loans and the Assigned Commitments, the Assignee shall pay to the Assignor on the Assignment Date the principal amount of the Assigned Loans (the "Purchase Price").

    2. REPRESENTATION AND WARRANTIES. Each of the Assignor and the Assignee represents and warrants to the other that (a) it has full power and legal right to execute and deliver this Agreement and to perform the provisions of this Agreement; (b) the execution, delivery and performance of this Agreement have been authorized by all action, corporate or otherwise, and do not violate any provisions of its charter or by-laws or any contractual obligations or requirement of law binding on it; and (c) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

    3. CONDITION PRECEDENT. The obligations of the Assignor and the Assignee hereunder shall be subject to the fulfillment of the condition that the Assignor shall have (a) received payment in full of the Purchase Price, and (b) complied with the other applicable provisions of Section 10.10 of the Credit Agreement.

    4. NOTICE OF ASSIGNMENT. The Assignor agrees to give notice of the assignment and assumption of the Assigned Loans and the Assigned Commitments to the Agent and the Borrower and hereby instructs the Agent and the Borrower to make all payments with respect to the Assigned Loans and the Assigned Commitments directly to the Assignee at the lending offices specified in Item 6 on Schedule 1 hereto; provided, however, that the Borrower and the Agent shall be entitled to continue to deal solely and directly with the Assignor in connection with the interests so assigned until (a) the Agent and the Borrower shall have received notice of the assignment and the Agent shall have received the processing and recordation fee required to be paid pursuant to Section 10.10 of the Credit Agreement, and (b) the Assignor shall have delivered to the Borrower any Notes that shall be subject to such assignment.
 From and after the date (the "Effective Date") on which the Agent shall notify the Borrower and the Assignor that (a) and (b) shall have occurred and all consents (if any) required shall have been given, the Assignee shall be deemed to be a party to the Credit Agreement and, to the extent that rights and obligations thereunder shall have been assigned to Assignee as provided in such notice of assignment to the Agent, shall have the rights and obligations of a Lender under the Credit Agreement. After the Effective Date,
(i) all interest and fees accrued from and after the Assignment Date and all principal and other amounts paid on or after the Assignment Date, in each case that would otherwise be payable to the Assignor in respect of the Assigned Loans and the Assigned Commitments shall be paid to the Assignee (collectively, the "Assignee Payments"), and (ii) if the Assignor receives any payment on account of the Assignee Payments, the Assignor shall promptly deliver such payment to the Assignee. After the Effective Date, (i) all interest and fees accrued prior to the Assignment Date and all principal and other amounts paid prior to the Assignment Date, in each case that would be payable to the Assignor in respect of the Assigned Loans and the Assigned Commitments (collectively, the "Assignor Payments") shall be paid to the Assignor, and (ii) if the Assignee receives any payment on account of the Assignor Payments, the Assignee shall promptly deliver such payment to the Assignor. The Assignee agrees to deliver to the Borrower and the Agent such Internal Revenue Service forms as may be required to establish that the Assignee is entitled to receive payments under the Credit Agreement without deduction or withholding of tax.

    5. INDEPENDENT INVESTIGATION. The Assignee acknowledges that it is purchasing the Assigned Loans and the Assigned Commitments from the Assignor totally without recourse and, except as provided in Section 2 hereof, without representation or warranty. The Assignee further acknowledges that it has made its own independent investigation and credit evaluation of the Borrower in connection with its purchase of the Assigned Loans and the Assigned Commitments. Except for the representations or warranties set forth in Section 2, the Assignee acknowledges that it is not relying on any representation or warranty of the Assignor, expressed or implied, including without limitation, any representation or warranty relating to the legality, validity, genuineness, enforceability, collectability, interest rate, repayment schedule or accrual status of the Assigned Loans or the Assigned Commitments, the legality, validity, genuineness or enforceability of the Credit Agreement, the related Notes, or any other Loan Document referred to in or delivered pursuant to the Credit Agreement, or financial condition or creditworthiness of the Borrower. The Assignor has not and will not be acting as either the representative, agent or trustee of the Assignee with respect to matters arising out of or relating to the Credit Agreement or this Agreement. From and after the Effective Date, except as set forth in paragraph 4 above, the Assignor shall have no rights or obligations with respect to the Assigned Loans or the Assigned Commitments.

    6. METHOD OF PAYMENT. All payments to be made by either party hereunder shall be in funds available at the place of payment on the same day and shall be made by wire transfer to the account designated by the party to receive payment.

    7. INTEGRATION. This Agreement shall supersede any prior agreement or understanding between the parties (other than the Credit Agreement) as to the subject matter hereof.

    8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon both parties, their successors and assigns.

    9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of, the State of New York.


                             ASSIGNOR

                             By: __________________________
                             Title: _______________________



                             ASSIGNEE

                             By: __________________________
                             Title: _______________________

                                      SCHEDULE 1

                                          TO

                         ASSIGNMENT AND ACCEPTANCE AGREEMENT

                                   relating to the

                                Credit Agreement among
                          Price Costco Nova Scotia Company,
                             the signatory Banks thereto,
                                         and
                    Canadian Imperial Bank of Commerce, as Agent,
                              dated as of April 11, 1996

Item 1.  Assignor's Commitment:


Item 2.  Assignor's Loans:


Item 3.  Amount of Assigned Commitments:


Item 4.  Percentage of Commitment Assigned:


Item 5.  Amount of Assigned Loans:


Item 6.  Lending offices of Assignee and Address for Notices pursuant to
         Section 10.2 of the Credit Agreement

Domestic Office for          LIBOR Office for         Address for
Base Rate Loans              LIBO Rate Loans          Notices
- - - -------------------          --------------------     ------------------

Attention:                   Attention:               Attention:
Telephone:                   Telephone:               Telephone:
Telecopier:                  Telecopier:              Telecopier:

                                 NOTES TO SCHEDULE 1


    1. Insert the dollar amounts of Assignor's Commitment prior to assignment.

    2. Insert the outstanding principal amounts of the Assignor's Loans prior to assignment, showing a breakdown by type.

    3.   Insert the dollar amounts of the Assignor's Commitment being assigned.

    4. Insert the percentage of the Assignor's Commitment being assigned as to the aggregate Commitment of all Lenders.

    5. Insert the outstanding principal amount of the Assignor's Loans being assigned to Assignee. Description of the type of Loans should be consistent with Item 2.

    6. Insert the name and address of the applicable lending offices and the office for purposes of receiving notices of the Assignee.

                                                                       EXHIBIT E


                         [Opinion of Counsel to the Borrower]

                                                                       EXHIBIT F


                [Opinion of Special Canadian Counsel to the Borrower]

                                                                       EXHIBIT G


              [Opinion of Special Canadian Tax Counsel to the Borrower]

                                                                       EXHIBIT H


                                     [Guarantees]

                                  TABLE OF CONTENTS

                                                                            PAGE

I   DEFINITIONS AND ACCOUNTING TERMS. . . . . . . . . . . . . . . . . . . . .  1
    1.1.     Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . . .  1
    1.2.     Use of Defined Terms . . . . . . . . . . . . . . . . . . . . . . 14
    1.3.     Cross-References . . . . . . . . . . . . . . . . . . . . . . . . 15
    1.4.     Accounting and Financial Determinations. . . . . . . . . . . . . 15

II  COMMITMENTS, BORROWING PROCEDURES AND NOTES . . . . . . . . . . . . . . . 15
    2.1.     Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . 15
    2.1.1.   Commitment of Each Lender. . . . . . . . . . . . . . . . . . . . 15
    2.1.2.   Lenders Not Permitted or Required To Make Loans. . . . . . . . . 15
    2.3.     Continuation and Conversion Elections. . . . . . . . . . . . . . 16
    2.4.     Funding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    2.5.     Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES. . . . . . . . . . . . . . . . 17
    3.1.     Repayments and Prepayments . . . . . . . . . . . . . . . . . . . 17
    3.2.     Interest Provisions. . . . . . . . . . . . . . . . . . . . . . . 18
    3.2.1.   Rates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
    3.2.2.   Post-Maturity Rates. . . . . . . . . . . . . . . . . . . . . . . 19
    3.2.3.   Payment Dates. . . . . . . . . . . . . . . . . . . . . . . . . . 20
    3.3.     Facility Fees. . . . . . . . . . . . . . . . . . . . . . . . . . 20

IV  CERTAIN LIBO RATE AND OTHER PROVISIONS. . . . . . . . . . . . . . . . . . 21
    4.1.     LIBO Rate Lending Unlawful . . . . . . . . . . . . . . . . . . . 21
    4.2.     Deposits Unavailable . . . . . . . . . . . . . . . . . . . . . . 21
    4.3.     Increased LIBO Rate Loan Costs, etc. . . . . . . . . . . . . . . 21
    4.4.     Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . . 22
    4.5.     Increased Capital Costs. . . . . . . . . . . . . . . . . . . . . 22
    4.6.     Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
    4.7.     Payments, Computations, etc. . . . . . . . . . . . . . . . . . . 24
    4.8.     Sharing of Payments. . . . . . . . . . . . . . . . . . . . . . . 24
    4.9.     Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
    4.10.    Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . 26

V   CONDITIONS TO BORROWING . . . . . . . . . . . . . . . . . . . . . . . . . 26
    5.1.     Conditions to Borrowing  . . . . . . . . . . . . . . . . . . . . 26
    5.1.1.   Resolutions, etc . . . . . . . . . . . . . . . . . . . . . . . . 26
    5.1.2.   Delivery of Notes. . . . . . . . . . . . . . . . . . . . . . . . 26
    5.1.3.   Guarantees . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
    5.1.4.   Opinions of Counsel. . . . . . . . . . . . . . . . . . . . . . . 27
    5.1.5.   Closing Fees, Expenses, etc. . . . . . . . . . . . . . . . . . . 27
    5.1.6.   Compliance with Warranties, No Default, etc. . . . . . . . . . . 27
    5.1.7.   Borrowing Request. . . . . . . . . . . . . . . . . . . . . . . . 28
    5.1.8.   Satisfactory Legal Form. . . . . . . . . . . . . . . . . . . . . 28

VI  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . 28
    6.1.     Organization, etc. . . . . . . . . . . . . . . . . . . . . . . . 28
    6.2.     Due Authorization, Non-Contravention, etc. . . . . . . . . . . . 28
    6.3.     Government Approval, Regulation, etc . . . . . . . . . . . . . . 29
    6.4.     Validity, etc. . . . . . . . . . . . . . . . . . . . . . . . . . 29
    6.5.     Financial Information. . . . . . . . . . . . . . . . . . . . . . 29
    6.6.     No Material Adverse Change . . . . . . . . . . . . . . . . . . . 29
    6.7.     Litigation, Labor Controversies, etc . . . . . . . . . . . . . . 29
    6.8.     Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    6.9.     Ownership of Properties. . . . . . . . . . . . . . . . . . . . . 30
    6.10.    Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    6.11.    Environmental Warranties . . . . . . . . . . . . . . . . . . . . 30
    6.12.    Regulations G, U and X . . . . . . . . . . . . . . . . . . . . . 31
    6.13.    Accuracy of Information. . . . . . . . . . . . . . . . . . . . . 32

VII COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
    7.1.     Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . 32
    7.1.1.   Financial Information, Reports, Notices, etc . . . . . . . . . . 32
    7.1.2.   Compliance with Laws, etc. . . . . . . . . . . . . . . . . . . . 33
    7.1.3.   Books and Records. . . . . . . . . . . . . . . . . . . . . . . . 33
    7.2.     Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . 33
    7.2.1.   Business Activities. . . . . . . . . . . . . . . . . . . . . . . 33
    7.2.2.   Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . 33
    7.2.3.   Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
    7.2.4.   Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . 34
    7.2.5.   Restricted Payments, etc . . . . . . . . . . . . . . . . . . . . 34
    7.2.6.   Capital Expenditures, etc. . . . . . . . . . . . . . . . . . . . 35
    7.2.7.   Consolidation, Merger, etc . . . . . . . . . . . . . . . . . . . 35
    7.2.8.   Asset Dispositions, etc. . . . . . . . . . . . . . . . . . . . . 35
    7.2.9.   Negative Pledges, Restrictive Agreements, etc. . . . . . . . . . 35
    7.2.10.  Creation of Subsidiaries . . . . . . . . . . . . . . . . . . . . 35

VIII EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
    8.1.     Listing of Events of Default . . . . . . . . . . . . . . . . . . 36
    8.1.1.   Non-Payment of Obligations . . . . . . . . . . . . . . . . . . . 36
    8.1.2.   Breach of Warranty . . . . . . . . . . . . . . . . . . . . . . . 36
    8.1.3.   Non-Performance of Certain Covenants and Obligations . . . . . . 36
    8.1.4.   Non-Performance of Other Covenants and Obligations . . . . . . . 36
    8.1.5.   Default on Other Indebtedness. . . . . . . . . . . . . . . . . . 36
    8.1.6.   Judgments. . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
    8.1.7.   Pension Plans. . . . . . . . . . . . . . . . . . . . . . . . . . 37
    8.1.8.   Change in Control. . . . . . . . . . . . . . . . . . . . . . . . 37
    8.1.9.   Bankruptcy, Insolvency, etc. . . . . . . . . . . . . . . . . . . 37
    8.1.10.  Impairment of Security, etc. . . . . . . . . . . . . . . . . . . 38
    8.2.     Action if Bankruptcy . . . . . . . . . . . . . . . . . . . . . . 38
    8.3.     Action if Other Event of Default . . . . . . . . . . . . . . . . 38

IX  THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
    9.1.     Actions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
    9.2.     Funding Reliance, etc. . . . . . . . . . . . . . . . . . . . . . 39
    9.3.     Exculpation. . . . . . . . . . . . . . . . . . . . . . . . . . . 40
    9.4.     Successor. . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
    9.5.     Loans by CIBC. . . . . . . . . . . . . . . . . . . . . . . . . . 41
    9.6.     Credit Decisions . . . . . . . . . . . . . . . . . . . . . . . . 41
    9.7.     Copies, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . 41

X   MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . 41
    10.1.    Waivers, Amendments, etc . . . . . . . . . . . . . . . . . . . . 41
    10.2.    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
    10.3.    Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . 43
    10.4.    Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
    10.5.    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . 44
    10.6.    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
    10.7.    Execution in Counterparts, Effectiveness, etc. . . . . . . . . . 44
    10.8.    Governing Law; Entire Agreement. . . . . . . . . . . . . . . . . 45
    10.9.    Successors and Assigns . . . . . . . . . . . . . . . . . . . . . 45
    10.10.   Sale and Transfer of Loans and Note;
                Participations in Loans and Note . . . . . . . . . . .  . . . 45
    10.10.1. Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . 45
    10.10.2. Participations . . . . . . . . . . . . . . . . . . . . . . . . . 47
    10.11.   Other Transactions . . . . . . . . . . . . . . . . . . . . . . . 48
    10.12.   Forum Selection and Consent to Jurisdiction. . . . . . . . . . . 48
    10.13.   Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . 49


EXHIBIT A      FORM OF NOTE
EXHIBIT B      FORM OF BORROWING REQUEST
EXHIBIT C      FORM OF CONTINUATION/CONVERSION NOTICE
EXHIBIT D      FORM OF LENDER ASSIGNMENT AGREEMENT
EXHIBIT E      FORM OF OPINION OF COUNSEL TO THE OBLIGORS
EXHIBIT F      FORM OF OPINION OF SPECIAL CANADIAN COUNSEL TO THE OBLIGORS
EXHIBIT G      FORM OF OPINION OF SPECIAL CANADIAN TAX COUNSEL TO THE OBLIGORS
EXHIBIT H      FORM OF GUARANTEES

                                         NOTE

$40,000,000.00                              April 11, 1996


    FOR VALUE RECEIVED, the undersigned, PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (the "BORROWER"), promises to pay to the order of CIBC INC. (the "LENDER") the principal sum of FORTY MILLION DOLLARS ($40,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of April 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, CANADIAN IMPERIAL BANK OF COMMERCE, as Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Note) due and payable on April 11, 2001.

    The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

    Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

    This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made (i) for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable, and (ii) for restrictions relating to the transfer or assignment of this Note. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    THIS NOTE SHALL BE DEEMED TO BE MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                             PRICE COSTCO NOVA SCOTIA COMPANY


                             By:
                                 -----------------------------
                                Title:

                                         LOANS AND PRINCIPAL PAYMENTS
- - - ------------------------------------------------------------------------------

         Amount of Loan                          Amount of      Unpaid Principal
              Made                          Principal Repaid         Balance
         --------------                     -------------------------------------           Nota-
                              Interest                                                       tion
         Base      LIBO      Period (if     Base      LIBO      Base      LIBO               Made
Date     Rate      Rate      applicable     Rate      Rate      Rate      Rate     Total      By
- - - ----------------------------------------------------------------------------------------------------
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
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

                                         NOTE


$16,666,333.34                         April 11, 1996


    FOR VALUE RECEIVED, the undersigned, PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (the "BORROWER"), promises to pay to the order of BANK OF AMERICA NW, N.A., doing business as SeaFirst Bank (the "LENDER") the principal sum of SIXTEEN MILLION SIX HUNDRED SIXTY SIX THOUSAND THREE HUNDRED THIRTY THREE DOLLARS AND THIRTY FOUR CENTS ($16,666,333.34) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of April 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, CANADIAN IMPERIAL BANK OF COMMERCE, as Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Note) due and payable on April 11, 2001.

    The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

    Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

    This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made (i) for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable, and (ii) for restrictions relating to the transfer or assignment of this Note. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    THIS NOTE SHALL BE DEEMED TO BE MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                             PRICE COSTCO NOVA SCOTIA COMPANY


                             By:
                                 -----------------------------
                                Title:

                          LOANS AND PRINCIPAL PAYMENTS
- - - ------------------------------------------------------------------------------



         Amount of Loan                          Amount of      Unpaid Principal
              Made                          Principal Repaid         Balance
         --------------                     -------------------------------------           Nota
                              Interest                                                       tion
         Base      LIBO      Period (if     Base      LIBO      Base      LIBO               Made
Date     Rate      Rate      applicable     Rate      Rate      Rate      Rate     Total      By
- - - ----------------------------------------------------------------------------------------------------
- - - ----------------------------------------------------------------------------------------------------
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

                                         NOTE


$16,667,000.00                              April 11, 1996


    FOR VALUE RECEIVED, the undersigned, PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (the "BORROWER"), promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "LENDER") the principal sum of SIXTEEN MILLION SIX HUNDRED SIXTY SEVEN THOUSAND DOLLARS ($16,667,000.00) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of April 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, CANADIAN IMPERIAL BANK OF COMMERCE, as Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Note) due and payable on April 11, 2001.

    The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

    Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

    This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made (i) for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable, and (ii) for restrictions relating to the transfer or assignment of this Note. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    THIS NOTE SHALL BE DEEMED TO BE MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                             PRICE COSTCO NOVA SCOTIA COMPANY


                             By:
                                 -----------------------------
                                Title:

                          LOANS AND PRINCIPAL PAYMENTS
- - - ------------------------------------------------------------------------------


         Amount of Loan                          Amount of      Unpaid Principal
              Made                          Principal Repaid         Balance
         --------------                     -------------------------------------           Nota
                              Interest                                                       tion
         Base      LIBO      Period (if     Base      LIBO      Base      LIBO               Made
Date     Rate      Rate      applicable)    Rate      Rate      Rate      Rate     Total      By
- - - ----------------------------------------------------------------------------------------------------
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
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

                                         NOTE


$33,333,333.33                         April 11, 1996


    FOR VALUE RECEIVED, the undersigned, PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (the "BORROWER"), promises to pay to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "LENDER") the principal sum of THIRTY THREE MILLION THREE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE DOLLARS AND THIRTY THREE CENTS ($33,333,333.33) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of April 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, CANADIAN IMPERIAL BANK OF COMMERCE, as Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Note) due and payable on April 11, 2001.

    The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

    Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

    This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made (i) for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable, and (ii) for restrictions relating to the transfer or assignment of this Note. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    THIS NOTE SHALL BE DEEMED TO BE MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                             PRICE COSTCO NOVA SCOTIA COMPANY


                             By:
                                 -----------------------------
                                Title:

                          LOANS AND PRINCIPAL PAYMENTS
- - - ------------------------------------------------------------------------------


         Amount of Loan                          Amount of      Unpaid Principal
              Made                          Principal Repaid         Balance
         --------------                     -------------------------------------           Nota
                              Interest                                                       tion
         Base      LIBO      Period (if     Base      LIBO      Base      LIBO               Made
Date     Rate      Rate      applicable)    Rate      Rate      Rate      Rate     Total      By
- - - ----------------------------------------------------------------------------------------------------
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
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

                                         NOTE


$33,333,333.33                         April 11, 1996


    FOR VALUE RECEIVED, the undersigned, PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (the "BORROWER"), promises to pay to the order of NATIONSBANK OF TEXAS, N.A. (the "LENDER") the principal sum of THIRTY THREE MILLION THREE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE DOLLARS AND THIRTY THREE CENTS ($33,333,333.33) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of April 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, CANADIAN IMPERIAL BANK OF COMMERCE, as Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Note) due and payable on April 11, 2001.

    The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

    Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

    This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made (i) for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable, and (ii) for restrictions relating to the transfer or assignment of this Note. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    THIS NOTE SHALL BE DEEMED TO BE MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                             PRICE COSTCO NOVA SCOTIA COMPANY


                             By:
                                 -----------------------------
                                Title:

                             LOANS AND PRINCIPAL PAYMENTS



                          LOANS AND PRINCIPAL PAYMENTS
- - - --------------------------------------------------------------------------------------------------
         Amount of Loan                          Amount of      Unpaid Principal
              Made                          Principal Repaid         Balance
         --------------                     -------------------------------------           Nota
                              Interest                                                       tion
         Base      LIBO      Period (if     Base      LIBO      Base      LIBO               Made
Date          Rate      Rate      applicable     Rate      Rate      Rate      Rate     Total      By
- - - ----------------------------------------------------------------------------------------------------
- - - ----------------------------------------------------------------------------------------------------
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

                                  GUARANTY AGREEMENT


    THIS GUARANTY AGREEMENT is made as of the 11th day of April, 1996 by THE PRICE COMPANY ("Guarantor") in favor of CIBC INC., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK OF AMERICA NW, N.A. (doing business as SeaFirst Bank) AND NATIONSBANK OF TEXAS, N.A. (collectively the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE as administrative agent for the Lenders (together with any successor agent, the "Agent").

                                   R E C I T A L S

    A. The Lenders and the Agent have entered into a Credit Agreement dated as of the date hereof with PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company ("Borrower"), pursuant to which the Lenders have committed to make loans in an aggregate principal amount not to exceed at any one time One Hundred Forty Million Dollars ($140,000,000). Such Credit Agreement as the same may be amended from time to time hereafter is referred to herein as the "Credit Agreement." Capitalized terms not otherwise defined herein shall have the meanings given in the Credit Agreement.

    B. Pursuant to the terms of the Credit Agreement, the execution and delivery of this Guaranty is a material condition precedent to the Lenders' obligations to make the Loans to Borrower thereunder.

    C. The proceeds of the Loans to be made by the Lenders pursuant to the Credit Agreement will result in material economic benefit to the Guarantor.

    D. The obligations of the Guarantor are intended to constitute senior debt of the Guarantor for all purposes, including, without limitation, for application of the terms of: (1) that certain Indenture between The Price Company as obligor and First Interstate Bank of California as trustee dated February 19, 1987 and those certain Convertible Subordinated Debentures issued thereunder; (2) that certain Indenture between The Price Company as obligor and First Interstate Bank, Ltd. as trustee dated March 7, 1991 and those certain Convertible Subordinated Debentures issued thereunder; and (3) that certain Indenture between Costco Wholesale Corporation as obligor and First Trust National Association as trustee dated May 15, 1992 and those certain Convertible Subordinated Debentures issued thereunder.

    NOW THEREFORE, in consideration of the Loans to be extended by the Lenders to the Borrower, and for other good and valuable consideration receipt of which Guarantor hereby acknowledges, Guarantor agrees as follows:

                                      AGREEMENT

         1. GUARANTEED OBLIGATIONS. The Guarantor absolutely and unconditionally guarantees payment to the Lenders and Agent when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of all indebtedness, liabilities and obligations whatsoever of the Borrower owing to any Lender or the Agent and arising pursuant to or in connection with the Credit Agreement, any other Loan Document or the transactions contemplated thereby, whether presently existing or hereafter arising (collectively, the "Obligations"), without set-off, counterclaim, recoupment or deduction of any amounts owing or alleged to be owing by Lenders (or Agent) to Borrower. Without limiting the foregoing, Guarantor specifically guarantees payment of any judgment entered against the Borrower and any damages that may be awarded in any action brought against the Borrower by the Agent or any Lender on a claim or cause of action arising pursuant to or in connection with the Credit Agreement, any other Loan Document, or the transactions contemplated thereby. This Guaranty is a guaranty of payment and not merely of collection.

         2. GUARANTOR'S CONSENT. The Guarantor hereby consents to all terms and conditions of agreements heretofore or hereafter made between the Agent, the Lenders (or any of them) and the Borrower (including without limitation the Credit Agreement and other Loan Documents) and further consents that the Agent or any Lender may without further consent or disclosure and without affecting or releasing the obligations of Guarantor hereunder: (a) surrender, exchange, release, assign, or sell any collateral or waive, release, assign, sell, or subordinate any security interest, in whole or in part; (b) waive or delay the exercise of any rights or remedies of the Agent or any Lender against the Borrower; (c) waive or delay the exercise of any rights or remedies of the Agent or any Lender against any surety or guarantor (including, without limitation, rights or remedies of the Agent and the Lenders against the Guarantor under this Guaranty); (d) waive or delay the exercise of any rights or remedies of the Agent or the Lenders in respect of any collateral or security interest now or hereafter held; (e) release any surety or guarantor; (f) renew, extend, waive or modify the terms of any Obligation or the obligations of any surety or guarantor, or any instrument or agreement evidencing the same; (g) renew, extend, waive or modify the terms of any deed of trust, mortgage, pledge, assignment, security agreement or other security document (h) apply payments received from Borrower or from any collateral, to any indebtedness, liability, or obligations of Borrower whether or not an Obligation hereunder; (i) apply payments received from any surety or guarantor (including Guarantor) or from any collateral pledged by such surety or guarantor, to any indebtedness, liability, or obligation of such surety or guarantor whether or not related to the Obligations; and (j) realize on any security interest, judicially or nonjudicially, with or without preservation of a deficiency judgment.

         3. GUARANTOR'S WAIVER. The Guarantor waives any action on delinquency in respect of the obligations or any part thereof, including any right to require the Agent or any Lender to sue Borrower or any guarantor or surety obligated with respect to the Obligations or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Obligations or the obligations of any guarantor of surety or any part thereof. Guarantor further waives notice of (a) the Agent's or any Lender's acceptance of this Guaranty or its intention to act or its actions in reliance hereon; (b) the present existence or future incurring of any Obligations or any terms or amounts thereof or any change therein; (c) any default by the Borrower or any surety or guarantor; (d) the obtaining of any guaranty or surety agreement (in addition to this Guaranty); (e) the obtaining of any pledge, assignment or other security for any Obligations; (f) the release of any surety or guarantor; (g) the release of any collateral; (h) any change in Borrower's business or financial condition;
(i) any renewal, extension or modification of the terms of any Obligation or of the obligations or liabilities of any surety or guarantor or any instruments or agreements evidencing the same; (j) any acts or omissions of the Agent or any Lender consented to in Section 2 hereof; and (k) any other demands or notices whatsoever with respect to the Obligations or this Guaranty. The Guarantor further waives notice of presentment, demand, protest, notice of nonpayment and notice of protest in relation to any instrument or agreement evidencing any Obligation.

         4.   GUARANTOR'S KNOWLEDGE OF BORROWER'S ECONOMIC CONDITION.
Guarantor represents and warrants to the Agent and the Lenders that it has reviewed such documents and other information as it has deemed appropriate in order to permit it to be fully apprised of Borrower's financial condition and operations and has, in entering into this Guaranty made its own credit analysis independently and without reliance upon any information communicated to it by the Agent or any Lender. Guarantor covenants for the benefit of the Agent and the Lenders to remain apprised of all material economic or other developments relating to or affecting the Borrower, its property or its business. Without limiting the foregoing Guarantor agrees to enter into such agreements and arrangements with Borrower as may be necessary to ensure its receipt of notice of such material changes and of periodic financial statements. Guarantor expressly waives any requirement that the Agent or any Lender advise, disclose, discuss or deliver notice to Guarantor regarding Borrower's financial condition or operations or with respect to any default by Borrower in its performance of the Obligations whether or not knowledge of such condition, operations or default is or reasonably could be in the possession of Guarantor and whether or not such knowledge is in the possession of the Agent or any Lender before or after the extension of any credit giving rise to Obligations by the Borrower.

         5. UNCONDITIONAL GUARANTY. The obligations of the Guarantor under this Guaranty are absolute and unconditional without regard to the obligations of any other party or person. The obligations of the Guarantor hereunder shall not be in any way be limited or affected by any circumstance whatsoever including, without limitation, (a) any act or omission of the Agent or any Lender consented to in Section 2 hereof; (b) the failure to receive any notice, demand, presentment or protest waived in Sections 3 and 4 hereof; (c) any failure by the Borrower or any other guarantor or surety to perform or comply with the obligations or the terms of any instrument or agreement relating thereto; (d) any change in the name, purpose, capital stock or constitution of the Borrower or any other guarantor or surety; (e) any irregularity, defect or unauthorized action by Agent, any Lender, Borrower or any other guarantor or surety or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Obligations or in carrying out or attempting to carry out the terms of any such agreements; (f) any insolvency, bankruptcy, reorganization or similar proceeding by or against Borrower, Agent, any Lender, Guarantor or any other surety or guarantor; (g) any setoff, counterclaim, recoupment, deduction, defense or other right which Guarantor may have against Agent, any Lender, Borrower or any other person for any reason whatsoever whether related to the obligations or otherwise; or (h) any other circumstance which might constitute a legal or equitable discharge or defense, in whole or in part, of a surety or guarantor. Guarantor hereby waives all defenses of a surety to which it may be entitled by statute or otherwise.

         6. CONTINUING GUARANTY. This guaranty shall be a continuing one and shall be binding upon the Guarantor regardless of how long before or after the date hereof any Obligation was or is incurred. Credit may be granted or continued from time to time by Agent or any Lender to Borrower without notice to or authorization from the Guarantor regardless of Borrower's then-existing financial or other condition. Notwithstanding the foregoing, however, after full and final payment of each Loan made pursuant to the Credit Agreement and the other Loan Documents and the full performance of all other obligations of the Borrower thereunder and the expiration of the Commitment of each Lender, the Guarantor's obligations hereunder shall terminate and this Guaranty shall be of no further force and effect PROVIDED, HOWEVER, the Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated as the case may be if at any time any payment to Agent or any Lender of any of the Obligations is rescinded or must be restored or returned by the Agent or Lender upon the insolvency, bankruptcy or reorganization of Borrower, all as though such payment had not been made. In the event this Guaranty is preceded or followed by any other agreement of suretyship or guaranty by the Guarantor or others, all shall be deemed to be cumulative, and the obligations of the Guarantor hereunder shall be in addition to those stated in any other suretyship or guaranty agreement.

         7. WAIVER OF SUBROGATION. Guarantor hereby irrevocably waives all claims it has or may acquire against Borrower in respect of the Obligations, including rights of exoneration, reimbursement and subrogation. Guarantor agrees to indemnify Lender, and hold it harmless from and against all loss and expense, including legal fees, suffered or incurred by Lender as a result of claims to avoid any payment received by Lender from Borrower, or for its account or from collateral, with respect to the Obligations of Borrower guarantied herein.

         8. EXPENSES; DEFAULT INTEREST. Guarantor agrees to pay all expenses of Agent and the Lenders in connection with the execution and delivery of this Guaranty and its enforcement, including, without limitation, fees and expenses of counsel (including allocated fees and expenses of in-house counsel) and other costs of collection. If Guarantor shall fail to pay any amount when due hereunder, such amount shall bear interest from the due date until paid at a rate per annum equal to two percentage points (2%) above the Alternate Base Rate (changing as the Alternate Base Rate changes).

         9. NO RELIANCE. Guarantor acknowledges that Agent and Lenders intend to obtain other guarantees to secure the repayment of the Obligations. Guarantor represents and warrants to Agent and Lenders, however, that in making this Guaranty it is not relying upon the Agent's or Lenders' obtaining any guaranty agreement (other than this Guaranty) to secure repayment of the Obligations. Guarantor specifically acknowledges that the Agent's and Lenders' obtaining any such guaranty agreement is not a condition to the enforcement of this Guaranty. If Agent and Lenders should simultaneously or hereafter elect to attempt to take additional guaranty agreements or collateral to secure repayment of the Obligation and if their efforts to do so should fail in any respect including, without limitation, a determination that the agreement purporting to provide such additional guaranty or security interest is invalid or unenforceable for any reason, this Guaranty shall, nonetheless, remain in full force and effect.

         10. REMEDIES. No delay in making demand on the Guarantor for satisfaction of the obligations of the Guarantor hereunder shall prejudice the Agent's or Lenders' rights to enforce such satisfaction. All of Agent's and Lenders' rights and remedies shall be cumulative, and any failure of the Agent or any Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time hereafter. In the event the Agent or any Lender in its sole discretion elects to give notice of any action with respect to the sale of collateral, if any, securing the Obligations or any part thereof, Guarantor agrees that ten
(10) days prior written notice shall be deemed reasonable notice of any matters contained in such notice.

         11. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Agent and each Lender as follows:

              (a) The Guarantor and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. The Guarantor and its Subsidiaries are each duly qualified to do business in each other jurisdiction where the nature of their respective activities or the ownership of their respective properties requires such qualification, except to the extent that failure to be so qualified does not have a material adverse effect on the consolidated business, operations or financial condition of the Guarantor and its Subsidiaries. The Guarantor has full corporate power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform this Guaranty and the other Loan Documents to which it is a party.

              (b) The execution, delivery and performance by the Guarantor of this Guaranty and the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action of the Guarantor, do not require any shareholder approval or the approval or consent of any trustee or the holders of any Indebtedness of the Guarantor, except such as have been obtained (certified copies thereof having been delivered to the Agent), do not contravene any law, regulation, rule or order binding on it or its Articles of Incorporation or Bylaws and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which the Guarantor or any of its Subsidiaries is a party or by which the Guarantor, any of its Subsidiaries or any of their respective properties may be bound or affected.

              (c) No Government Approval or filing or registration with any Governmental Authority is required for the making and performance by the Guarantor of this Guaranty or the other Loan Documents to which it is a party or in connection with any of the transactions contemplated hereby or thereby, except such as have been heretofore obtained and are in full force and effect (certified copies thereof having been delivered to the Agent).

              (d) This Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms.

              (e) There are no actions, proceedings, investigations, or claims against or affecting the Guarantor or any of its Subsidiaries now pending before any court, arbitrator or Governmental Authority (nor to the knowledge of the Guarantor has any thereof been threatened nor does any basis exist therefor) which if determined adversely to the Guarantor or any of its subsidiaries would be likely to have a material adverse effect on the business, operations or consolidated financial condition of the Guarantor and its Subsidiaries or on the ability of the Guarantor to perform its obligations under this Guaranty and the other Loan Documents to which it is a party, except as reflected in the financial statements or reports referred to in Section 11(h) of the Price/Costco, Inc. Guaranty Agreement dated concurrently herewith or otherwise set forth in item 6.7 of the Disclosure Schedule to the Credit Agreement.

              (f) (i) The fair value of the property of the Guarantor is greater than the amount of the Guarantor's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in addition, for purposes of any state's applicable fraudulent transfer acts; (ii) the present fair saleable value of the property of the Guarantor is not less than the amount that will be required to pay the probable liability of the Guarantor on its debts as they become absolute and matured; (iii) the Guarantor is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (v) the Guarantor is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the Guarantor's property would constitute unreasonably small capital.

         12. GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York.

         13. CONSENT TO JURISDICTION, WAIVER OF IMMUNITIES. The Guarantor hereby irrevocably submits to the jurisdiction of any State or federal court sitting in New York, New York, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Guaranty and irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue in any such action or proceeding in any such forum, and hereby further irrevocably waives any claim that any such forum is an inconvenient forum. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing herein shall impair the right of the Agent or any Lender to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdiction and Guarantor irrevocably submits to the nonexclusive jurisdiction of the appropriate courts sitting in any place where property of the Guarantor is located.

         14. WAIVER OF JURY TRIAL. The Guarantor waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Guaranty or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from any relationship existing in connection with this Guaranty, the Credit Agreement or any other Loan Document, and agrees that (a) any such action or proceeding shall be tried before a court and not before a jury and (b) any beneficiary hereof may file an original counterpart or copy of this Guaranty with any court as written evidence of the consent of the Guarantor to the waiver of its right to a trial by jury.

         15. ASSIGNMENT. This Guaranty shall inure to the benefit of Agent and Lenders and their respective successors and assigns, including without limitation any holder of a Note. The Agent and any Lender may assign any or all of the Obligations (to the extent permitted in the Credit Agreement) and such assignment shall be deemed to include a corresponding assignment of all or a corresponding part of this Guaranty. The assignee of any or all of Agent's or any Lender's interest herein shall have the same rights and benefits against the Guarantor and otherwise under this Guaranty (including the right of setoff) as if such assignee were the assignor. This Agreement shall be binding upon the Guarantor and Guarantor may not assign or otherwise transfer all or any part of its rights or obligations hereunder without the prior written consent of Agent and Lenders, and any such assignment or transfer purported to be made without such consent shall be ineffective.

         16. SEVERABILITY. Any provision of the Guaranty which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         17. LIMITATION OF LIABILITY. Notwithstanding anything else herein to the contrary, if the Guarantor's obligations hereunder are subject to avoidance by a trustee or debtor-in-possession in any bankruptcy proceedings under 11 U.S.C. Section 548(a)(ii) or 11 U.S.C. Section 544(b) or any comparable provisions or subject to avoidance by any creditor under applicable state fraudulent transfer acts then, in such event, the Guarantor's obligations hereunder shall be reduced to the maximum amount which would not be subject to such avoidance.

         18. TAXES. All payments by the Guarantor hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's overall net income or gross receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Guarantor will

         a. pay directly to the relevant authority the full amount required to be so withheld or deducted;

         b. promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

         c. pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any present or future taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, including franchise taxes and taxes imposed on or measured by any Lender's overall net income or gross receipts (other than a change in the rate of tax based solely on the overall net or gross income of such Lender) ("Further Taxes") are directly or indirectly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Further Taxes and the Guarantor will promptly pay to the Agent or such Lender, at the time interest is paid, such additional amounts (including any penalties, interest or expenses) that the respective Lender or Agent specifies as necessary to preserve the after-tax yield that the Agent or Lender would have received if such Taxes or Further Taxes had not been imposed.

    If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Guarantor shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this SECTION 18, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Guarantor.

         19. AGENT'S FEES. The Guarantor agrees to pay to the Agent for its own account fees in such amounts and at such times as are specified in the Fee Letter.

         20. PAYMENT OF COSTS AND EXPENSES. The Guarantor agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with

         a. the negotiation, preparation, execution and delivery of the Credit Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to the Credit Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

         b. the preparation and review of the form of any document or instrument relevant to the Credit Agreement or any other Loan Document.

The Guarantor further agrees to pay, and to save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of the Credit Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The

Guarantor also agrees to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

The Guarantor acknowledges and agrees that each Participant, for purposes of this Section 20, shall be considered a Lender.

    IN WITNESS WHEREOF the Guarantor has caused its duly authorized officers to execute and deliver this Guaranty as of the date first above written.

                             GUARANTOR:

                             THE PRICE COMPANY



                             By _____________________________________________
                                  Its  ______________________________________

                                  GUARANTY AGREEMENT


    THIS GUARANTY AGREEMENT is made as of the 11th day of April, 1996 by PRICE/COSTCO, INC. ("Guarantor") in favor of CIBC INC., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK OF AMERICA NW, N.A., (doing business as SeaFirst Bank) AND NATIONSBANK OF TEXAS, N.A. (collectively the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE as administrative agent for the Lenders (together with any successor agent, the "Agent").

                                   R E C I T A L S

    A. The Lenders and the Agent have entered into a Credit Agreement dated as of the date hereof with PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company ("Borrower"), pursuant to which the Lenders have committed to make loans in an aggregate principal amount not to exceed at any one time One Hundred Forty Million Dollars ($140,000,000). Such Credit Agreement as the same may be amended from time to time hereafter is referred to herein as the "Credit Agreement." Capitalized terms not otherwise defined herein shall have the meanings given in the Credit Agreement.

    B. Pursuant to the terms of the Credit Agreement, the execution and delivery of this Guaranty is a material condition precedent to the Lenders' obligations to make the Loans to Borrower thereunder.

    C. The proceeds of the Loans to be made by the Lenders pursuant to the Credit Agreement will result in material economic benefit to the Guarantor.

    D. The obligations of the Guarantor are intended to constitute senior debt of the Guarantor for all purposes, including, without limitation, for application of the terms of: (1) that certain Indenture between The Price Company as obligor and First Interstate Bank of California as trustee dated February 19, 1987 and those certain Convertible Subordinated Debentures issued thereunder; (2) that certain Indenture between The Price Company as obligor and First Interstate Bank, Ltd. as trustee dated March 7, 1991 and those certain Convertible Subordinated Debentures issued thereunder; and (3) that certain Indenture between Costco Wholesale Corporation as obligor and First Trust National Association as trustee dated May 15, 1992 and those certain Convertible Subordinated Debentures issued thereunder.

    NOW THEREFORE, in consideration of the Loans to be extended by the Lenders to the Borrower, and for other good and valuable consideration receipt of which Guarantor hereby acknowledges, Guarantor agrees as follows:

                                      AGREEMENT

         1. GUARANTEED OBLIGATIONS. The Guarantor absolutely and unconditionally guarantees payment to the Lenders and Agent when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of all indebtedness, liabilities and obligations whatsoever of the Borrower owing to any Lender or the Agent and arising pursuant to or in connection with the Credit Agreement, any other Loan Document or the transactions contemplated thereby, whether presently existing or hereafter arising (collectively, the "Obligations"), without set-off, counterclaim, recoupment or deduction of any amounts owing or alleged to be owing by Lenders (or Agent) to Borrower. Without limiting the foregoing, Guarantor specifically guarantees payment of any judgment entered against the Borrower and any damages that may be awarded in any action brought against the Borrower by the Agent or any Lender on a claim or cause of action arising pursuant to or in connection with the Credit Agreement, any other Loan Document, or the transactions contemplated thereby. This Guaranty is a guaranty of payment and not merely of collection.

         2. GUARANTOR'S CONSENT. The Guarantor hereby consents to all terms and conditions of agreements heretofore or hereafter made between the Agent, the Lenders (or any of them) and the Borrower (including without limitation the Credit Agreement and other Loan Documents) and further consents that the Agent or any Lender may without further consent or disclosure and without affecting or releasing the obligations of Guarantor hereunder: (a) surrender, exchange, release, assign, or sell any collateral or waive, release, assign, sell, or subordinate any security interest, in whole or in part; (b) waive or delay the exercise of any rights or remedies of the Agent or any Lender against the Borrower; (c) waive or delay the exercise of any rights or remedies of the Agent or any Lender against any surety or guarantor (including, without limitation, rights or remedies of the Agent and the Lenders against the Guarantor under this Guaranty); (d) waive or delay the exercise of any rights or remedies of the Agent or the Lenders in respect of any collateral or security interest now or hereafter held; (e) release any surety or guarantor; (f) renew, extend, waive or modify the terms of any Obligation or the obligations of any surety or guarantor, or any instrument or agreement evidencing the same; (g) renew, extend, waive or modify the terms of any deed of trust, mortgage, pledge, assignment, security agreement or other security document (h) apply payments received from Borrower or from any collateral, to any indebtedness, liability, or obligations of Borrower whether or not an Obligation hereunder; (i) apply payments received from any surety or guarantor (including Guarantor) or from any collateral pledged by such surety or guarantor, to any indebtedness, liability, or obligation of such surety or guarantor whether or not related to the Obligations; and (j) realize on any security interest, judicially or nonjudicially, with or without preservation of a deficiency judgment.

         3. GUARANTOR'S WAIVER. The Guarantor waives any action on delinquency in respect of the obligations or any part thereof, including any right to require the Agent or any Lender to sue Borrower or any guarantor or surety obligated with respect to the Obligations or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Obligations or the obligations of any guarantor of surety or any part thereof. Guarantor further waives notice of (a) the Agent's or any Lender's acceptance of this Guaranty or its intention to act or its actions in reliance hereon; (b) the present existence or future incurring of any Obligations or any terms or amounts thereof or any change therein; (c) any default by the Borrower or any surety or guarantor; (d) the obtaining of any guaranty or surety agreement (in addition to this Guaranty); (e) the obtaining of any pledge, assignment or other security for any Obligations; (f) the release of any surety or guarantor; (g) the release of any collateral; (h) any change in Borrower's business or financial condition;
(i) any renewal, extension or modification of the terms of any Obligation or of the obligations or liabilities of any surety or guarantor or any instruments or agreements evidencing the same; (j) any acts or omissions of the Agent or any Lender consented to in Section 2 hereof; and (k) any other demands or notices whatsoever with respect to the Obligations or this Guaranty. The Guarantor further waives notice of presentment, demand, protest, notice of nonpayment and notice of protest in relation to any instrument or agreement evidencing any Obligation.

         4.   GUARANTOR'S KNOWLEDGE OF BORROWER'S ECONOMIC CONDITION.
Guarantor represents and warrants to the Agent and the Lenders that it has reviewed such documents and other information as it has deemed appropriate in order to permit it to be fully apprised of Borrower's financial condition and operations and has, in entering into this Guaranty made its own credit analysis independently and without reliance upon any information communicated to it by the Agent or any Lender. Guarantor covenants for the benefit of the Agent and the Lenders to remain apprised of all material economic or other developments relating to or affecting the Borrower, its property or its business. Without limiting the foregoing Guarantor agrees to enter into such agreements and arrangements with Borrower as may be necessary to ensure its receipt of notice of such material changes and of periodic financial statements. Guarantor expressly waives any requirement that the Agent or any Lender advise, disclose, discuss or deliver notice to Guarantor regarding Borrower's financial condition or operations or with respect to any default by Borrower in its performance of the Obligations whether or not knowledge of such condition, operations or default is or reasonably could be in the possession of Guarantor and whether or not such knowledge is in the possession of the Agent or any Lender before or after the extension of any credit giving rise to Obligations by the Borrower.

         5. UNCONDITIONAL GUARANTY. The obligations of the Guarantor under this Guaranty are absolute and unconditional without regard to the obligations of any other party or person. The obligations of the Guarantor hereunder shall not be in any way be limited or affected by any circumstance whatsoever including, without limitation, (a) any act or omission of the Agent or any Lender consented to in Section 2 hereof; (b) the failure to receive any notice, demand, presentment or protest waived in Sections 3 and 4 hereof; (c) any failure by the Borrower or any other guarantor or surety to perform or comply with the obligations or the terms of any instrument or agreement relating thereto; (d) any change in the name, purpose, capital stock or constitution of the Borrower or any other guarantor or surety; (e) any irregularity, defect or unauthorized action by Agent, any Lender, Borrower or any other guarantor or surety or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Obligations or in carrying out or attempting to carry out the terms of any such agreements; (f) any insolvency, bankruptcy, reorganization or similar proceeding by or against Borrower, Agent, any Lender, Guarantor or any other surety or guarantor; (g) any setoff, counterclaim, recoupment, deduction, defense or other right which Guarantor may have against Agent, any Lender, Borrower or any other person for any reason whatsoever whether related to the obligations or otherwise; or (h) any other circumstance which might constitute a legal or equitable discharge or defense, in whole or in part, of a surety or guarantor. Guarantor hereby waives all defenses of a surety to which it may be entitled by statute or otherwise.

         6. CONTINUING GUARANTY. This guaranty shall be a continuing one and shall be binding upon the Guarantor regardless of how long before or after the date hereof any Obligation was or is incurred. Credit may be granted or continued from time to time by Agent or any Lender to Borrower without notice to or authorization from the Guarantor regardless of Borrower's then-existing financial or other condition. Notwithstanding the foregoing, however, after full and final payment of each Loan made pursuant to the Credit Agreement and the other Loan Documents and the full performance of all other obligations of the Borrower thereunder and the expiration of the Commitment of each Lender, the Guarantor's obligations hereunder shall terminate and this Guaranty shall be of no further force and effect PROVIDED, HOWEVER, the Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated as the case may be if at any time any payment to Agent or any Lender of any of the Obligations is rescinded or must be restored or returned by the Agent or Lender upon the insolvency, bankruptcy or reorganization of Borrower, all as though such payment had not been made. In the event this Guaranty is preceded or followed by any other agreement of suretyship or guaranty by the Guarantor or others, all shall be deemed to be cumulative, and the obligations of the Guarantor hereunder shall be in addition to those stated in any other suretyship or guaranty agreement.

         7. WAIVER OF SUBROGATION. Guarantor hereby irrevocably waives all claims it has or may acquire against Borrower in respect of the Obligations, including rights of exoneration, reimbursement and subrogation. Guarantor agrees to indemnify Lender, and hold it harmless from and against all loss and expense, including legal fees, suffered or incurred by Lender as a result of claims to avoid any payment received by Lender from Borrower, or for its account or from collateral, with respect to the Obligations of Borrower guarantied herein.

         8. EXPENSES; DEFAULT INTEREST. Guarantor agrees to pay all expenses of Agent and the Lenders in connection with the execution and delivery of this Guaranty and its enforcement, including, without limitation, fees and expenses of counsel (including allocated fees and expenses of in-house counsel) and other costs of collection. If Guarantor shall fail to pay any amount when due hereunder, such amount shall bear interest from the due date until paid at a rate per annum equal to two percentage points (2%) above the Alternate Base Rate (changing as the Alternate Base Rate changes).

         9. NO RELIANCE. Guarantor acknowledges that Agent and Lenders intend to obtain other guarantees to secure the repayment of the Obligations. Guarantor represents and warrants to Agent and Lenders, however, that in making this Guaranty it is not relying upon the Agent's or Lenders' obtaining any guaranty agreement (other than this Guaranty) to secure repayment of the Obligations. Guarantor specifically acknowledges that the Agent's and Lenders' obtaining any such guaranty agreement is not a condition to the enforcement of this Guaranty. If Agent and Lenders should simultaneously or hereafter elect to attempt to take additional guaranty agreements or collateral to secure repayment of the Obligation and if their efforts to do so should fail in any respect including, without limitation, a determination that the agreement purporting to provide such additional guaranty or security interest is invalid or unenforceable for any reason, this Guaranty shall, nonetheless, remain in full force and effect.

         10. REMEDIES. No delay in making demand on the Guarantor for satisfaction of the obligations of the Guarantor hereunder shall prejudice the Agent's or Lenders' rights to enforce such satisfaction. All of Agent's and Lenders' rights and remedies shall be cumulative, and any failure of the Agent or any Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time hereafter. In the event the Agent or any Lender in its sole discretion elects to give notice of any action with respect to the sale of collateral, if any, securing the Obligations or any part thereof, Guarantor agrees that ten
(10) days prior written notice shall be deemed reasonable notice of any matters contained in such notice.

         11. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Agent and each Lender as follows:

              (a) The Guarantor and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. The Guarantor and its Subsidiaries are each duly qualified to do business in each other jurisdiction where the nature of their respective activities or the ownership of their respective properties requires such qualification, except to the extent that failure to be so qualified does not have a material adverse effect on the consolidated business, operations or financial condition of the Guarantor and its Subsidiaries. The Guarantor has full corporate power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform this Guaranty and the other Loan Documents to which it is a party.

              (b) The execution, delivery and performance by the Guarantor of this Guaranty and the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action of the Guarantor, do not require any shareholder approval or the approval or consent of any trustee or the holders of any Indebtedness of the Guarantor, except such as have been obtained (certified copies thereof having been delivered to the Agent), do not contravene any law, regulation, rule or order binding on it or its Articles of Incorporation or Bylaws and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which the Guarantor or any of its Subsidiaries is a party or by which the Guarantor, any of its Subsidiaries or any of their respective properties may be bound or affected.

              (c) No Government Approval or filing or registration with any Governmental Authority is required for the making and performance by the Guarantor of this Guaranty or the other Loan Documents to which it is a party or in connection with any of the transactions contemplated hereby or thereby, except such as have been heretofore obtained and are in full force and effect (certified copies thereof having been delivered to the Agent).

              (d) This Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms.

              (e) There are no actions, proceedings, investigations, or claims against or affecting the Guarantor or any of its Subsidiaries now pending before any court, arbitrator or Governmental Authority (nor to the knowledge of the Guarantor has any thereof been threatened nor does any basis exist therefor) which if determined adversely to the Guarantor or any of its subsidiaries would be likely to have a material adverse effect on the business, operations or consolidated financial condition of the Guarantor and its Subsidiaries or on the ability of the Guarantor to perform its obligations under this Guaranty and the other Loan Documents to which it is a party, except as reflected in the financial statements or reports referred to in Section 11(h) hereof or otherwise set forth in item 6.7 of the Disclosure Schedule to the Credit Agreement.

              (f) (i) The fair value of the property of the Guarantor is greater than the amount of the Guarantor's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in addition, for purposes of any state's applicable fraudulent transfer acts; (ii) the present fair saleable value of the property of the Guarantor is not less than the amount that will be required to pay the probable liability of the Guarantor on its debts as they become absolute and matured; (iii) the Guarantor is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (v) the Guarantor is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the Guarantor's property would constitute unreasonably small capital.

              (g) During the twelve-consecutive-month period prior to the date of the execution and delivery of the Credit
                                          7

Agreement and prior to the date of any Borrowing thereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by Guarantor or any member of the Controlled Group of any material liability, fine or penalty. Neither Guarantor nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

              (h) The Guarantor heretofore has furnished to each Lender and the Agent a copy of the Price/Costco, Inc. Annual Report containing, INTER ALIA, the consolidated balance sheets of the Guarantor and its Subsidiaries as at August 28, 1994 and September 3, 1995 and the related statements of operations, statements of shareholders' equity and statements of cash flow for each of the two years in the period ended September 3, 1995, all as certified by independent certified public accountants selected by the Guarantor and approved by the Price/Costco Agent. Such consolidated balance sheets are materially accurate and complete and present fairly the respective financial positions of the Guarantor on a consolidated basis as at the respective dates thereof. Such statements of operations, statements of shareholders' equity and statements of cash flow are materially accurate and complete and present fairly the results of the operations of the Guarantor on a consolidated basis for the respective periods indicated. The Guarantor has also furnished to each Lender and the Agent a copy of the Form 10-Q containing the unaudited consolidated financial statements of the Guarantor as at and for the twenty four weeks ended February 18, 1996, which is materially accurate and complete and presents fairly the financial position at the date thereof and results of operations for the period covered thereby of the Guarantor, subject only to year-end audit adjustments. The consolidated financial statements of the Guarantor referred to above were prepared in conformity with generally accepted accounting principles ordinarily applied in the United States in the preparation of audited financial statements of corporations organized in the United States.

              (i) Since the date of the financial statements of the Guarantor and its Subsidiaries described in Section 11(h) hereof, there has been no material adverse change in the consolidated financial condition, operations, or business of the Guarantor or Costco Wholesale Corporation or The Price Company.

         12.  THE GUARANTOR'S COVENANTS.  The Guarantor covenants to the
Lenders and the Agent that it will comply with all of the covenants and provisions set forth in Sections 5.10, 5.13, 5.14 and
5.15 of the Extended Revolving Credit Agreement made as of January 31, 1994 among the Guarantor, the banks named therein (the "Price/Costco Banks") and the agent named therein (the "Price/Costco Agent"), as in effect on the date hereof through the Fifth Amendment (the "Price/Costco Credit Agreement"), PROVIDED that a copy of all notices and documents required to be delivered to any of the Price/Costco Banks or the Price/Costco Agent pursuant to the applicable sections of the Price/Costco Credit Agreement shall be delivered to the Lenders and the Agent at the same time and in the same manner as such notices and documents are required to be delivered to the Price/Costco Banks or the Price/Costco Agent, as applicable. All of the covenants and provisions set forth in Sections 5.10, 5.13, 5.14 and 5.15 of the Price/Costco Credit Agreement, with the definitions of the defined terms used therein, are hereby incorporated herein by reference as fully as if set forth herein at length, with each reference to the Price/Costco Banks or any of them, being deemed to refer to the Lenders and each reference to the Price/Costco Agent, being deemed to refer to the Agent for purposes of such incorporation. The obligations of the Guarantor under this
SECTION 12 shall not be affected by any amendment or modification of the terms of the Price/Costco Credit Agreement, by any payment on or discharge of the Indebtedness outstanding under the Price/Costco Credit Agreement, by any termination of the Price/Costco Credit Agreement, or by any approval, consent, opinion, or waiver given pursuant to the Price/Costco Credit Agreement unless agreed to in writing by the Agent and the Required Lenders.

         13. GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York.

         14. CONSENT TO JURISDICTION, WAIVER OF IMMUNITIES. The Guarantor hereby irrevocably submits to the jurisdiction of any State or federal court sitting in New York, New York, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Guaranty and irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue in any such action or proceeding in any such forum, and hereby further irrevocably waives any claim that any such forum is an inconvenient forum. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing herein shall impair the right of the Agent or any Lender to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdiction and Guarantor irrevocably submits to the nonexclusive jurisdiction of the appropriate courts sitting in any place where property of the Guarantor is located.

         15. WAIVER OF JURY TRIAL. The Guarantor waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Guaranty or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from any relationship existing in connection with this Guaranty, the Credit Agreement or any other Loan Document, and agrees that (a) any such action or proceeding shall be tried before a court and not before a jury and (b) any beneficiary hereof may file an original counterpart or copy of this Guaranty with any court as written evidence of the consent of the Guarantor to the waiver of its right to a trial by jury.

         16. ASSIGNMENT. This Guaranty shall inure to the benefit of Agent and Lenders and their respective successors and assigns, including without limitation any holder of a Note. The Agent and any Lender may assign any or all of the Obligations (to the extent permitted in the Credit Agreement) and such assignment shall be deemed to include a corresponding assignment of all or a corresponding part of this Guaranty. The assignee of any or all of Agent's or any Lender's interest herein shall have the same rights and benefits against the Guarantor and otherwise under this Guaranty (including the right of setoff) as if such assignee were the assignor. This Agreement shall be binding upon the Guarantor and Guarantor may not assign or otherwise transfer all or any part of its rights or obligations hereunder without the prior written consent of Agent and Lenders, and any such assignment or transfer purported to be made without such consent shall be ineffective.

         17. SEVERABILITY. Any provision of the Guaranty which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         18. LIMITATION OF LIABILITY. Notwithstanding anything else herein to the contrary, if the Guarantor's obligations hereunder are subject to avoidance by a trustee or debtor-in-possession in any bankruptcy proceedings under 11 U.S.C. Section 548(a)(ii) or 11 U.S.C. Section 544(b) or any comparable provisions or subject to avoidance by any creditor under applicable state fraudulent transfer acts then, in such event, the Guarantor's obligations hereunder shall be reduced to the maximum amount which would not be subject to such avoidance.

         19. TAXES. All payments by the Guarantor hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's overall net income or gross receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Guarantor will

         a. pay directly to the relevant authority the full amount required to be so withheld or deducted;

         b. promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

         c. pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any present or future taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, including franchise taxes and taxes imposed on or measured by any Lender's overall net income or gross receipts (other than a change in the rate of tax based solely on the overall net or gross income of such Lender) ("Further Taxes") are directly or indirectly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Further Taxes and the Guarantor will promptly pay to the Agent or such Lender, at the time interest is paid, such additional amounts (including any penalties, interest or expenses) that the respective Lender or Agent specifies as necessary to preserve the after-tax yield that the Agent or Lender would have received if such Taxes or Further Taxes had not been imposed.

    If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Guarantor shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this SECTION 19, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Guarantor.

    IN WITNESS WHEREOF the Guarantor has caused its duly authorized officers to execute and deliver this Guaranty as of the date first above written.

                             GUARANTOR:

                             PRICE/COSTCO, INC.


                             By __________________________________________
                                  Its ____________________________________

                                  GUARANTY AGREEMENT


    THIS GUARANTY AGREEMENT is made as of the 11th day of April, 1996 by COSTCO WHOLESALE CORPORATION ("Guarantor") in favor of CIBC INC., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK OF AMERICA NW, N.A. (doing business as SeaFirst Bank) AND NATIONSBANK OF TEXAS, N.A. (collectively the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE as administrative agent for the Lenders (together with any successor agent, the "Agent").

                                   R E C I T A L S

    A. The Lenders and the Agent have entered into a Credit Agreement dated as of the date hereof with PRICE COSTCO NOVA SCOTIA COMPANY, a Nova Scotia unlimited company ("Borrower"), pursuant to which the Lenders have committed to make loans in an aggregate principal amount not to exceed at any one time One Hundred Forty Million Dollars ($140,000,000). Such Credit Agreement as the same may be amended from time to time hereafter is referred to herein as the "Credit Agreement." Capitalized terms not otherwise defined herein shall have the meanings given in the Credit Agreement.

    B. Pursuant to the terms of the Credit Agreement, the execution and delivery of this Guaranty is a material condition precedent to the Lenders' obligations to make the Loans to Borrower thereunder.

    C. The proceeds of the Loans to be made by the Lenders pursuant to the Credit Agreement will result in material economic benefit to the Guarantor.

    D. The obligations of the Guarantor are intended to constitute senior debt of the Guarantor for all purposes, including, without limitation, for application of the terms of: (1) that certain Indenture between The Price Company as obligor and First Interstate Bank of California as trustee dated February 19, 1987 and those certain Convertible Subordinated Debentures issued thereunder; (2) that certain Indenture between The Price Company as obligor and First Interstate Bank, Ltd. as trustee dated March 7, 1991 and those certain Convertible Subordinated Debentures issued thereunder; and (3) that certain Indenture between Costco Wholesale Corporation as obligor and First Trust National Association as trustee dated May 15, 1992 and those certain Convertible Subordinated Debentures issued thereunder.

    NOW THEREFORE, in consideration of the Loans to be extended by the Lenders to the Borrower, and for other good and valuable consideration receipt of which Guarantor hereby acknowledges, Guarantor agrees as follows:

                                      AGREEMENT

         1. GUARANTEED OBLIGATIONS. The Guarantor absolutely and unconditionally guarantees payment to the Lenders and Agent when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of all indebtedness, liabilities and obligations whatsoever of the Borrower owing to any Lender or the Agent and arising pursuant to or in connection with the Credit Agreement, any other Loan Document or the transactions contemplated thereby, whether presently existing or hereafter arising (collectively, the "Obligations"), without set-off, counterclaim, recoupment or deduction of any amounts owing or alleged to be owing by Lenders (or Agent) to Borrower. Without limiting the foregoing, Guarantor specifically guarantees payment of any judgment entered against the Borrower and any damages that may be awarded in any action brought against the Borrower by the Agent or any Lender on a claim or cause of action arising pursuant to or in connection with the Credit Agreement, any other Loan Document, or the transactions contemplated thereby. This Guaranty is a guaranty of payment and not merely of collection.

         2. GUARANTOR'S CONSENT. The Guarantor hereby consents to all terms and conditions of agreements heretofore or hereafter made between the Agent, the Lenders (or any of them) and the Borrower (including without limitation the Credit Agreement and other Loan Documents) and further consents that the Agent or any Lender may without further consent or disclosure and without affecting or releasing the obligations of Guarantor hereunder: (a) surrender, exchange, release, assign, or sell any collateral or waive, release, assign, sell, or subordinate any security interest, in whole or in part; (b) waive or delay the exercise of any rights or remedies of the Agent or any Lender against the Borrower; (c) waive or delay the exercise of any rights or remedies of the Agent or any Lender against any surety or guarantor (including, without limitation, rights or remedies of the Agent and the Lenders against the Guarantor under this Guaranty); (d) waive or delay the exercise of any rights or remedies of the Agent or the Lenders in respect of any collateral or security interest now or hereafter held; (e) release any surety or guarantor; (f) renew, extend, waive or modify the terms of any Obligation or the obligations of any surety or guarantor, or any instrument or agreement evidencing the same; (g) renew, extend, waive or modify the terms of any deed of trust, mortgage, pledge, assignment, security agreement or other security document (h) apply payments received from Borrower or from any collateral, to any indebtedness, liability, or obligations of Borrower whether or not an Obligation hereunder; (i) apply payments received from any surety or guarantor (including Guarantor) or from any collateral pledged by such surety or guarantor, to any indebtedness, liability, or obligation of such surety or guarantor whether or not related to the Obligations; and (j) realize on any security interest, judicially or nonjudicially, with or without preservation of a deficiency judgment.

         3. GUARANTOR'S WAIVER. The Guarantor waives any action on delinquency in respect of the obligations or any part thereof, including any right to require the Agent or any Lender to sue Borrower or any guarantor or surety obligated with respect to the Obligations or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Obligations or the obligations of any guarantor of surety or any part thereof. Guarantor further waives notice of (a) the Agent's or any Lender's acceptance of this Guaranty or its intention to act or its actions in reliance hereon; (b) the present existence or future incurring of any Obligations or any terms or amounts thereof or any change therein; (c) any default by the Borrower or any surety or guarantor; (d) the obtaining of any guaranty or surety agreement (in addition to this Guaranty); (e) the obtaining of any pledge, assignment or other security for any Obligations; (f) the release of any surety or guarantor; (g) the release of any collateral; (h) any change in Borrower's business or financial condition;
(i) any renewal, extension or modification of the terms of any Obligation or of the obligations or liabilities of any surety or guarantor or any instruments or agreements evidencing the same; (j) any acts or omissions of the Agent or any Lender consented to in Section 2 hereof; and (k) any other demands or notices whatsoever with respect to the Obligations or this Guaranty. The Guarantor further waives notice of presentment, demand, protest, notice of nonpayment and notice of protest in relation to any instrument or agreement evidencing any Obligation.

         4.   GUARANTOR'S KNOWLEDGE OF BORROWER'S ECONOMIC CONDITION.
Guarantor represents and warrants to the Agent and the Lenders that it has reviewed such documents and other information as it has deemed appropriate in order to permit it to be fully apprised of Borrower's financial condition and operations and has, in entering into this Guaranty made its own credit analysis independently and without reliance upon any information communicated to it by the Agent or any Lender. Guarantor covenants for the benefit of the Agent and the Lenders to remain apprised of all material economic or other developments relating to or affecting the Borrower, its property or its business. Without limiting the foregoing Guarantor agrees to enter into such agreements and arrangements with Borrower as may be necessary to ensure its receipt of notice of such material changes and of periodic financial statements. Guarantor expressly waives any requirement that the Agent or any Lender advise, disclose, discuss or deliver notice to Guarantor regarding Borrower's financial condition or operations or with respect to any default by Borrower in its performance of the Obligations whether or not knowledge of such condition, operations or default is or reasonably could be in the possession of Guarantor and whether or not such knowledge is in the possession of the Agent or any Lender before or after the extension of any credit giving rise to Obligations by the Borrower.

         5. UNCONDITIONAL GUARANTY. The obligations of the Guarantor under this Guaranty are absolute and unconditional without regard to the obligations of any other party or person. The obligations of the Guarantor hereunder shall not be in any way be limited or affected by any circumstance whatsoever including, without limitation, (a) any act or omission of the Agent or any Lender consented to in Section 2 hereof; (b) the failure to receive any notice, demand, presentment or protest waived in Sections 3 and 4 hereof; (c) any failure by the Borrower or any other guarantor or surety to perform or comply with the obligations or the terms of any instrument or agreement relating thereto; (d) any change in the name, purpose, capital stock or constitution of the Borrower or any other guarantor or surety; (e) any irregularity, defect or unauthorized action by Agent, any Lender, Borrower or any other guarantor or surety or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Obligations or in carrying out or attempting to carry out the terms of any such agreements; (f) any insolvency, bankruptcy, reorganization or similar proceeding by or against Borrower, Agent, any Lender, Guarantor or any other surety or guarantor; (g) any setoff, counterclaim, recoupment, deduction, defense or other right which Guarantor may have against Agent, any Lender, Borrower or any other person for any reason whatsoever whether related to the obligations or otherwise; or (h) any other circumstance which might constitute a legal or equitable discharge or defense, in whole or in part, of a surety or guarantor. Guarantor hereby waives all defenses of a surety to which it may be entitled by statute or otherwise.

         6. CONTINUING GUARANTY. This guaranty shall be a continuing one and shall be binding upon the Guarantor regardless of how long before or after the date hereof any Obligation was or is incurred. Credit may be granted or continued from time to time by Agent or any Lender to Borrower without notice to or authorization from the Guarantor regardless of Borrower's then-existing financial or other condition. Notwithstanding the foregoing, however, after full and final payment of each Loan made pursuant to the Credit Agreement and the other Loan Documents and the full performance of all other obligations of the Borrower thereunder and the expiration of the Commitment of each Lender, the Guarantor's obligations hereunder shall terminate and this Guaranty shall be of no further force and effect PROVIDED, HOWEVER, the Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated as the case may be if at any time any payment to Agent or any Lender of any of the Obligations is rescinded or must be restored or returned by the Agent or Lender upon the insolvency, bankruptcy or reorganization of Borrower, all as though such payment had not been made. In the event this Guaranty is preceded or followed by any other agreement of suretyship or guaranty by the Guarantor or others, all shall be deemed to be cumulative, and the obligations of the Guarantor hereunder shall be in addition to those stated in any other suretyship or guaranty agreement.

         7. WAIVER OF SUBROGATION. Guarantor hereby irrevocably waives all claims it has or may acquire against Borrower in respect of the Obligations, including rights of exoneration, reimbursement and subrogation. Guarantor agrees to indemnify Lender, and hold it harmless from and against all loss and expense, including legal fees, suffered or incurred by Lender as a result of claims to avoid any payment received by Lender from Borrower, or for its account or from collateral, with respect to the Obligations of Borrower guarantied herein.

         8. EXPENSES; DEFAULT INTEREST. Guarantor agrees to pay all expenses of Agent and the Lenders in connection with the execution and delivery of this Guaranty and its enforcement, including, without limitation, fees and expenses of counsel (including allocated fees and expenses of in-house counsel) and other costs of collection. If Guarantor shall fail to pay any amount when due hereunder, such amount shall bear interest from the due date until paid at a rate per annum equal to two percentage points (2%) above the Alternate Base Rate (changing as the Alternate Base Rate changes).

         9. NO RELIANCE. Guarantor acknowledges that Agent and Lenders intend to obtain other guarantees to secure the repayment of the Obligations. Guarantor represents and warrants to Agent and Lenders, however, that in making this Guaranty it is not relying upon the Agent's or Lenders' obtaining any guaranty agreement (other than this Guaranty) to secure repayment of the Obligations. Guarantor specifically acknowledges that the Agent's and Lenders' obtaining any such guaranty agreement is not a condition to the enforcement of this Guaranty. If Agent and Lenders should simultaneously or hereafter elect to attempt to take additional guaranty agreements or collateral to secure repayment of the Obligation and if their efforts to do so should fail in any respect including, without limitation, a determination that the agreement purporting to provide such additional guaranty or security interest is invalid or unenforceable for any reason, this Guaranty shall, nonetheless, remain in full force and effect.

         10. REMEDIES. No delay in making demand on the Guarantor for satisfaction of the obligations of the Guarantor hereunder shall prejudice the Agent's or Lenders' rights to enforce such satisfaction. All of Agent's and Lenders' rights and remedies shall be cumulative, and any failure of the Agent or any Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time hereafter. In the event the Agent or any Lender in its sole discretion elects to give notice of any action with respect to the sale of collateral, if any, securing the Obligations or any part thereof, Guarantor agrees that ten
(10) days prior written notice shall be deemed reasonable notice of any matters contained in such notice.

         11. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Agent and each Lender as follows:

              (a) The Guarantor and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. The Guarantor and its Subsidiaries are each duly qualified to do business in each other jurisdiction where the nature of their respective activities or the ownership of their respective properties requires such qualification, except to the extent that failure to be so qualified does not have a material adverse effect on the consolidated business, operations or financial condition of the Guarantor and its Subsidiaries. The Guarantor has full corporate power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform this Guaranty and the other Loan Documents to which it is a party.

              (b) The execution, delivery and performance by the Guarantor of this Guaranty and the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action of the Guarantor, do not require any shareholder approval or the approval or consent of any trustee or the holders of any Indebtedness of the Guarantor, except such as have been obtained (certified copies thereof having been delivered to the Agent), do not contravene any law, regulation, rule or order binding on it or its Articles of Incorporation or Bylaws and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which the Guarantor or any of its Subsidiaries is a party or by which the Guarantor, any of its Subsidiaries or any of their respective properties may be bound or affected.

              (c) No Government Approval or filing or registration with any Governmental Authority is required for the making and performance by the Guarantor of this Guaranty or the other Loan Documents to which it is a party or in connection with any of the transactions contemplated hereby or thereby, except such as have been heretofore obtained and are in full force and effect (certified copies thereof having been delivered to the Agent).

              (d) This Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms.

              (e) There are no actions, proceedings, investigations, or claims against or affecting the Guarantor or any of its Subsidiaries now pending before any court, arbitrator or Governmental Authority (nor to the knowledge of the Guarantor has any thereof been threatened nor does any basis exist therefor) which if determined adversely to the Guarantor or any of its subsidiaries would be likely to have a material adverse effect on the business, operations or consolidated financial condition of the Guarantor and its Subsidiaries or on the ability of the Guarantor to perform its obligations under this Guaranty and the other Loan Documents to which it is a party, except as reflected in the financial statements or reports referred to in Section 11(h) of the Price/Costco, Inc. Guaranty Agreement dated concurrently herewith or otherwise set forth in item 6.7 of the Disclosure Schedule to the Credit Agreement.

              (f) (i) The fair value of the property of the Guarantor is greater than the amount of the Guarantor's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in addition, for purposes of any state's applicable fraudulent transfer acts; (ii) the present fair saleable value of the property of the Guarantor is not less than the amount that will be required to pay the probable liability of the Guarantor on its debts as they become absolute and matured; (iii) the Guarantor is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (v) the Guarantor is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the Guarantor's property would constitute unreasonably small capital.

         12. GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York.

         13. CONSENT TO JURISDICTION, WAIVER OF IMMUNITIES. The Guarantor hereby irrevocably submits to the jurisdiction of any State or federal court sitting in New York, New York, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Guaranty and irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue in any such action or proceeding in any such forum, and hereby further irrevocably waives any claim that any such forum is an inconvenient forum. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing herein shall impair the right of the Agent or any Lender to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdiction and Guarantor irrevocably submits to the nonexclusive jurisdiction of the appropriate courts sitting in any place where property of the Guarantor is located.

         14. WAIVER OF JURY TRIAL. The Guarantor waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Guaranty or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from any relationship existing in connection with this Guaranty, the Credit Agreement or any other Loan Document, and agrees that (a) any such action or proceeding shall be tried before a court and not before a jury and (b) any beneficiary hereof may file an original counterpart or copy of this Guaranty with any court as written evidence of the consent of the Guarantor to the waiver of its right to a trial by jury.

         15. ASSIGNMENT. This Guaranty shall inure to the benefit of Agent and Lenders and their respective successors and assigns, including without limitation any holder of a Note. The Agent and any Lender may assign any or all of the Obligations (to the extent permitted in the Credit Agreement) and such assignment shall be deemed to include a corresponding assignment of all or a corresponding part of this Guaranty. The assignee of any or all of Agent's or any Lender's interest herein shall have the same rights and benefits against the Guarantor and otherwise under this Guaranty (including the right of setoff) as if such assignee were the assignor. This Agreement shall be binding upon the Guarantor and Guarantor may not assign or otherwise transfer all or any part of its rights or obligations hereunder without the prior written consent of Agent and Lenders, and any such assignment or transfer purported to be made without such consent shall be ineffective.

         16. SEVERABILITY. Any provision of the Guaranty which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         17. LIMITATION OF LIABILITY. Notwithstanding anything else herein to the contrary, if the Guarantor's obligations hereunder are subject to avoidance by a trustee or debtor-in-possession in any bankruptcy proceedings under 11 U.S.C. Section 548(a)(ii) or 11 U.S.C. Section 544(b) or any comparable provisions or subject to avoidance by any creditor under applicable state fraudulent transfer acts then, in such event, the Guarantor's obligations hereunder shall be reduced to the maximum amount which would not be subject to such avoidance.

         18. TAXES. All payments by the Guarantor hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's overall net income or gross receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Guarantor will

         a. pay directly to the relevant authority the full amount required to be so withheld or deducted;

         b. promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

         c. pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any present or future taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, including franchise taxes and taxes imposed on or measured by any Lender's overall net income or gross receipts (other than a change in the rate of tax based solely on the overall net or gross income of such Lender) ("Further Taxes") are directly or indirectly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Further Taxes and the Guarantor will promptly pay to the Agent or such Lender, at the time interest is paid, such additional amounts (including any penalties, interest or expenses) that the respective Lender or Agent specifies as necessary to preserve the after-tax yield that the Agent or Lender would have received if such Taxes or Further Taxes had not been imposed.

    If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Guarantor shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this SECTION 18, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Guarantor.

    IN WITNESS WHEREOF the Guarantor has caused its duly authorized officers to execute and deliver this Guaranty as of the date first above written.

                             GUARANTOR:

                             COSTCO WHOLESALE CORPORATION



                             By
                                ------------------------------------------------
                                  Its
                                      ------------------------------------------